Exhibit 10.1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

PURCHASE AGREEMENT

(Monte Villa Parkway Research Center, Bothell, Washington)

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 16, 2017 (the “Effective Date”), by and between BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company (“Seller”), and ZymoGenetics, Inc., a Washington corporation (“Buyer”).

R E C I T A L S

Seller desires to sell, and Buyer desires to buy, the “Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

1.    Defined Terms. As used herein:

1.1    “Agreement” shall mean this Purchase Agreement.

1.2    “Anti-Money Laundering and Anti-Terrorism Laws” as defined in Section 10.16.

1.3    “Approved Investments” as defined in Section 3.4.

1.4    “Appurtenances” shall mean, as to the “Land” (as hereinafter defined), all easements and licenses benefitting the Land; all streets, alleys, and rights of way, adjoining or servicing all or any part of the Land; all strips and gores adjoining all or any part of the Land; all development rights, air rights, wind rights, water, water rights, riparian rights, and water stock relating to the Land; and all other rights, benefits, licenses, interests, privileges, easements, tenements, and hereditaments appurtenant to the Land or used in connection with the beneficial use and enjoyment of the Land or the Improvements in anywise appertaining to the Land or the Improvements.

1.5    “Asserted Liability” as defined in Section 8.3.2.

1.6    “[ * ]” as defined in Section 10.2.2.

1.7    “Bill of Sale, Assignment, and Assumption” as defined in Section 5.1.1(b).

1.8    “Broker” as defined in Section 10.1.1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.9    “Buyer” shall mean ZymoGenetics, Inc., a Washington corporation.

1.10    “Buyer Closing Certificate” as defined in Section 4.2.4.

1.11    “Buyer Condition Election” as defined in Section 4.

1.12    “Buyer Conditions Precedent” as defined in Section 4.

1.13    “Buyer Extension Option” as defined in Section 5.

1.14    “Buyer Extension Notice” as defined in Section 5.

1.15    “Buyer-Related Party” as defined in Section 8.2.1.

1.16    “Buyer’s Representatives” as defined in Section 4.4.

1.17    “Cap Limitation” as defined in Section 10.2.2.

1.18    “Claims Notice” as defined in Section 8.3.2.

1.19    “Closing” as defined in Section 5.

1.20    “Closing Date” as defined in Section 5.

1.21    “Closing Document” shall mean any certificate, instrument, or other document to be executed by a party or an affiliate of a party and delivered at or in connection with the Closing pursuant to this Agreement.

1.22    “Closing Payment” as defined in Section 3.5.

1.23    “Closing Statement” as defined in Section 5.1.3(a).

1.24    “Closing Year” as defined in Section 5.3.1(c).

1.25    “Confidential Information” as defined in Section 10.21.

1.26    “Contracts” shall mean the Existing Contracts and the New Contracts.

1.27    “Deed” as defined in Section 5.1.1(a).

1.28    “Delinquent Rent” as defined in Section 5.3.1(b).

1.29    “Delinquent Reimbursable Tenant Expenses” as defined in Section 5.3.1(b).

1.30    “Deposit” shall mean, collectively, the Initial Deposit, and to the extent applicable, the Extension Deposit. All interest earned on the Deposit shall be deemed part of the Deposit for all purposes under this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.31    “Designated Representative(s)” as defined in Section 7.4.2.

1.32    “Due Diligence Materials” shall mean all documents, materials, data, analyses, reports, studies, and other information pertaining to or concerning Seller, the Property, or the purchase of the Property, to the extent the same have been delivered to or made available (whether before or after the Effective Date) for review by Buyer or any of its agents, employees, or representatives, including (a) all documents, materials, data, analyses, reports, studies, and other information made available to Buyer or any of its agents, employees, or representatives for review prior to the Closing Date through an online data website, and (b) all information disclosed in the real estate records of the applicable jurisdiction in which the Property is located, but in all cases excluding the “Excluded Materials” (as defined below) except to the extent any Excluded Materials are actually delivered or made available to Buyer or any of its agents, employees, or representatives.

1.33    “Effective Date” as defined in the introductory paragraph hereto.

1.34    “Employees” shall mean, as of immediately prior to the Closing Date, all persons employed by the Management Company (or an affiliate of Seller or the Management Company) for the purpose of primarily operating or providing services to the Property.

1.35    “Environmental Conditions” as defined in Section 4.4.1.

1.36    “Environmental Disclosed Matters” as defined in Section 4.4.1.

1.37    “Environmental Laws” means all present and future federal, state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders, and other authorities, which relate to the environment and/or which classify, regulate, impose liability, obligations, restrictions on ownership, occupancy, transferability or use of the Land, and/or list or define hazardous substances, materials, wastes, contaminants, pollutants and/or the Hazardous Materials including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as now or hereafter amended; the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as now or hereafter amended; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., as now or hereafter amended; the Clean Water Act, 33 U.S.C. Section 1251, et seq., as now or hereafter amended; the Clean Air Act, 42 U.S.C. Section 7901, et seq., as now or hereafter amended; the Toxic Substance Control Act, 15 U.S.C. Sections 2601 through 2629, as now or hereafter amended; the Public Health Service Act, 42 U.S.C. Sections 300f through 300j, as now or hereafter amended; the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, as now or hereafter amended; the Occupational Safety and Health Act, 29 U.S.C. Section 651, et seq., as now or hereafter amended; the Oil Pollution Act, 33 U.S.C. Section 2701, et seq., as now or hereafter amended; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001, et seq., as now or hereafter amended; the National Environmental Policy Act, 42 U.S.C. Section 4321, et seq., as now or hereafter amended; the Federal Insecticide, Fungicide and Rodenticide Act, 15 U.S.C. Section 136, et seq., as now or hereafter amended; the Medical Waste Tracking Act, 42 U.S.C. Section 6992, as now or hereafter amended; the Atomic Energy Act of 1985, 42 U.S.C. Section 3011, et seq., as now or hereafter amended; and any similar

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

federal, state or local laws and ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto and other state and federal laws relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any Hazardous Materials.

1.38    “Environmental Section” as defined in Section 10.24.

1.39    “Escrow Agent” as defined in Section 3.1.

1.40    “Excluded Contracts” shall mean contracts to which Seller or Seller’s affiliate is a party and relating to the Property: (a) for insurance; (b) for existing property management; (c) for the engagement of attorneys, accountants, surveyors, title companies, environmental consultants, engineers, architects, or appraisers; or (d) that are entered into after the Effective Date that Seller causes to be terminated at or prior to the Closing; and the Lease Guaranty. The Excluded Contracts are not being assigned to or assumed by Buyer hereunder.

1.41    “Excluded Materials” shall mean, collectively: (1) information contained in financial analyses or projections (including Seller’s budgets, valuations, cost-basis information, and capital account information); (2) any proposals, letters of intent, draft contracts, or similar materials prepared by or for any tenant, prospective tenant or other prospective purchasers of the Property or any part thereof; (3) material that is subject to attorney-client privilege or that is attorney work product; (4) appraisal reports or letters; (5) organizational, financial, and other documents relating to or prepared for Seller or its affiliates, or its boards, committees, partners, or investors (other than any evidence of due authorization and organization required under this Agreement); (6) material that Seller is legally required not to disclose other than by reason of legal requirements voluntarily assumed by Seller after the Effective Date; (7) any proprietary or confidential documents, including reports or studies that in “draft” form and/or that have been superseded by subsequent reports or studies and (8) the Excluded Contracts. Excluded Materials are a portion of Seller’s confidential and proprietary materials.

1.42    “Existing Contracts” shall mean, collectively, all service contracts, utility agreements, maintenance agreements and other contracts or agreements to which Seller is a party and are in effect as of the Effective Date with respect to the Property (other than the Excluded Contracts).

1.43    “Existing Mortgage” shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by Seller to [ * ], dated [ * ].

1.44    Extended Closing Date” as defined in Section 5.

1.45    “Extension Deposit” shall mean [ * ] Dollars ($[ * ]).

1.46    “Governmental Entity” shall mean any federal, state, provincial, municipal, or local government or other political subdivision, governmental, quasi-governmental, regulatory or administrative authority, agency, instrumentality, or commission or any court, tribunal, or judicial body.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.47    “Hazardous Material” shall mean all hazardous wastes, toxic substances, pollutants, contaminants, radioactive materials, flammable explosives, other such materials, including substances defined as “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “toxic pollutants,” “petroleum substances,” or “infectious waste” in any applicable laws or regulations including the Environmental Laws, and any material present on the Land that has been shown to have significant adverse effects on human health including radon, pesticides, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum products (including any products or by-products therefrom), lead-based paints and any material containing or constituting any of the foregoing, and any such other substances, materials and wastes which are or become regulated by reason of actual or threatened risk of toxicity causing injury or illness, under any Environmental Laws or other applicable federal, state or local law, statute, ordinance or regulation, or which are classified as hazardous or toxic under current or future federal, state or local laws or regulations.

1.48     “Improvements” shall mean the improvements, structures, and fixtures located upon the Land.

1.49    “Indemnitees” as defined in Section 8.3.1.

1.50    “Independent Consideration” shall mean One Hundred Dollars ($100).

1.51    “Initial Deposit” shall mean [ * ] Dollars ($[ * ]).

1.52    “Intangible Property” shall mean, as to the Land, the Improvements and the Personal Property, all Leases of any portion of the Land or Improvements (but excluding the Lease Guaranty), and to the extent the following items are assignable and relate solely to the Land, the Improvements and the Personal Property, all Contracts assumed by Buyer pursuant to the terms hereof, all Permits and Licenses, the name “Monte Villa Parkway Research Center”, tenant lists, and advertising material (but excluding any Reserved Company Assets (as defined below)).

1.53    “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any corresponding provisions of succeeding law and any regulations, rulings, and guidance issued by the Internal Revenue Service.

1.54    “Land” shall mean the land described in Exhibit “A” attached hereto and incorporated herein by this reference.

1.55    “Laws” shall mean any binding domestic or foreign laws, statutes, ordinances, rules, resolutions, regulations, codes, or executive orders enacted, issued, adopted, promulgated, applied, or hereinafter imposed by any Governmental Entity, including building, zoning, and environmental protection, as to the use, occupancy, rental, management, ownership, subdivision, development, conversion, or redevelopment of the Property.

1.56    “Lease Guaranty” shall mean that certain Guaranty of Lease, effective as of March 21, 2013, executed by [ * ], a Delaware corporation, in favor of Seller.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.57    “Lease Termination” as defined in Section 5.1.1(e).

1.58    “Leases” shall mean, collectively, (x) the leases, lease guarantees, amendments, and modifications listed on Schedule 1.22 (the “Lease Schedule”), including amendments thereto hereafter entered into in accordance with this Agreement, and (y) the leases of space in the Property, including amendments thereto, hereafter entered into in accordance with this Agreement.

1.59    “Leasing Costs” shall mean, with respect to a particular Lease, all tenant improvement costs, free rent, rent concessions, lease buy-out costs, moving, design and refurbishment allowances and reimbursements, leasing commissions and brokerage commissions, in each case, to the extent the landlord under such Lease is responsible for the payment of such cost or expense, but excluding any Seller Leasing Costs.

1.60    “Liens” shall mean any liens, mortgages, deeds of trust, pledges, security interests, or other encumbrances securing any debt or obligation.

1.61    “Losses” as defined in Section 3.3.8.

1.62    “Management Company” shall mean [ * ].

1.63    “Monetary Encumbrances” as defined in Section 4.3.4(a).

1.64    “New Contracts” shall mean all service contracts, utility agreements, maintenance agreements and other contracts or agreements to which Seller is a party hereafter entered into in accordance with this Agreement, but only to the extent the same are to be assumed by Buyer at the Closing as provided in this Agreement.

1.65    “New Leases” shall mean, collectively, any Leases entered into with respect to any portion of the Property on or after the Effective Date in accordance with the terms of this Agreement.

1.66    “Notice of Loss” as defined in Section 8.3.2.

1.67    “Owner’s Policy” as defined in Section 4.3.5.

1.68     “Permits and Licenses” shall mean all governmental permits, entitlements, licenses and approvals, warranties, and guarantees (but excluding any lease guaranties, including the Lease Guaranty), relating to the Property or the Improvements, received in connection with any work or services contemplated or performed with respect thereto, or equipment installed therein, including, without limitation, any entitlements, permits or approvals relating to any proposed expansion of or new construction of Improvements on the Property and in effect.

1.69    “Permitted Assignee” as defined in Section 10.8.1.

1.70    “Permitted Exceptions” as defined in Section 4.3.5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.71    “Permitted Mechanics’ Liens” as defined in Section 4.3.5(h).

1.72    “Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association, or other entity.

1.73    “Personal Property” shall mean, as to the Land and Improvements, tangible personal property owned by Seller and located on, and used exclusively in connection with, the Land and Improvements including all building materials, supplies, hardware, carpeting, and other inventory located on or in the Land or Improvements and maintained in connection with the ownership and operation thereof, but excluding computer software; all furniture, furnishings, fixtures, equipment, vehicles, tools, and tangible personal property of every kind and description owned or leased (other than from Seller or the Management Company) by any tenant of the Property; any other personal property listed on Schedule 1.32; and the Reserved Company Assets.

1.74    “Preliminary Title Report” as defined in Section 4.3.1(a).

1.75    “Property” shall mean the Land, as well as all of Seller’s right, title, and interest in the (a) Appurtenances, (b) the Improvements, (c) the Personal Property, and (d) the Intangible Property.

1.76    “Proration Statement” as defined in Section 5.3.1.

1.77    “Purchase Price” as defined in Section 3.

1.78    “Reimbursable Tenant Expenses” as defined in Section 5.3.1(c).

1.79    “Reserved Company Assets” shall mean the following assets of Seller as of the Closing Date: all cash, cash equivalents (including certificates of deposit), reserves, deposits held by third parties (e.g., utility companies), accounts receivable, and any right to a refund or other payment relating to a period prior to the Closing, including any real estate tax refund (subject to the prorations hereinafter set forth), bank accounts, claims or other rights against any present or prior partner, member, employee, agent, manager, officer, or director of Seller or Seller’s direct or indirect partners, members, shareholders, or affiliates, any refund in connection with termination of Seller’s existing insurance policies, all contracts between Seller and any law firm, accounting firm, property manager, leasing agent, broker, environmental consultants and other consultants and appraisers entered into prior to the Closing, any proprietary, privileged, or confidential materials (including any materials relating to the background or financial condition of a present or prior direct or indirect partner or member of Seller), the internal books and records of Seller relating, for example, to contributions and distributions prior to the Closing, any software, the names [ * ], and any derivations thereof, and any trademarks, trade names, brand marks, brand names, domain names, social media sites (such as Facebook or Twitter), trade dress, or logos relating thereto, any development bonds, letters of credit or other collateral held by or posted with any Governmental Entity or other third party with respect to any improvement, subdivision, or development obligations concerning the Property or any other real property, and any other intangible property that is not used exclusively in connection with the Property.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.80    “Seller” shall mean BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company.

1.81    “Seller Closing Certificate” as defined in Section 4.1.3.

1.82    “Seller Default” as defined in Section 9.1.

1.83    “Seller Condition Election” as defined in Section 4.

1.84    “Seller Conditions Precedent” as defined in Section 4.

1.85    “Seller Lease Indemnities” as defined in Section 8.2.1.

1.86    “Seller Lease Obligations” as defined in Section 8.2.1.

1.87    “Seller Leasing Costs” shall mean, with respect to a particular Lease, any and all unpaid (a) tenant improvement costs, (b) free rent and (c) leasing commissions, in each case, as of the Closing Date and to the extent the landlord under such Lease is responsible for the payment of such cost or expense.

1.88    “Seller-Related Party” as defined in Section 8.1.3.

1.89    “Seller Party Losses” as defined in Section 8.3.1.

1.90    “Seller Title Certificate” as defined in Section 5.1.1(i).

1.91    “Seller’s Actual Reimbursable Tenant Expenses” as defined in Section 5.3.2(a).

1.92    “Seller’s Actual Tenant Reimbursements” as defined in Section 5.3.2(a).

1.93    “Seller’s Reconciliation Statement” as defined in Section 5.3.2(a).

1.94    “Survey” as defined in Section 4.3.1(a).

1.95     “Title Company” shall mean Fidelity National Title Insurance Company.

1.96    “Title Disapproval Notice” as defined in Section 4.3.2(a).

1.97    “Title Exam Deadline” as defined in Section 4.3.2(a).

1.98    “Title Objections” as defined in Section 4.3.2(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.99    “Title Response Notice” as defined in Section 4.3.2(c).

1.100    “Transfer Tax Returns” as defined in Section 5.1.1(h).

1.101    “Vendor Notices” as defined in Section 5.1.1(f).

1.102    “Violations” as defined in Section 4.3.5.

2.    Purchase and Sale. Upon the terms and conditions hereinafter set forth, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property free and clear of all Liens, other than the Permitted Exceptions.

3.    Purchase Price. The purchase price (the “Purchase Price”) for the Property shall be Seventeen Million Eight Hundred Thousand Dollars ($17,800,000). The Purchase Price shall be paid to Seller by Buyer as follows:

3.1    Deposit. Not later than one (1) business day after the Effective Date, Buyer shall deliver the Initial Deposit and the Independent Consideration to Fidelity National Title (the “Escrow Agent”) pursuant to wire instructions provided by the Escrow Agent. Buyer shall deliver the Initial Deposit and the Independent Consideration to the Escrow Agent by wire transfer of immediately available federal funds or by bank or cashier’s check drawn on a national bank reasonably satisfactory to Escrow Agent. The Deposit shall be [ * ] to Buyer except as expressly set forth in this Agreement. If Buyer has timely delivered an Extension Notice in accordance with the terms hereof, then on the same day as the delivery of such notice, Buyer shall deliver the Extension Deposit to the Escrow Agent pursuant to wire instructions provided by the Escrow Agent. Buyer shall deliver the Extension Deposit to the Escrow Agent by wire transfer of immediately available federal funds or by bank or cashier’s check drawn on a national bank reasonably satisfactory to Escrow Agent. If Buyer fails to timely deliver the Extension Deposit within the time period specified above, then Seller shall have the right to terminate this Agreement by giving written notice of termination to Buyer. Upon any election by Seller to terminate this Agreement pursuant to the immediately preceding sentence, this Agreement shall terminate automatically and, in such event, the Escrow Agent shall deliver the Deposit to Seller promptly thereafter and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. At all times during which the amounts so deposited hereunder shall be held by the Escrow Agent, the same shall be held by Escrow Agent as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. Time is of the essence for the delivery of the Deposit under this Agreement.

3.1.1    Independent Consideration. The Independent Consideration shall be non-refundable to Buyer under all circumstances, and at Closing, the Independent Consideration, together with all interest that accrues on the Independent Consideration while in Escrow Agent’s control, shall be applied as a credit towards the payment of the Purchase Price. If this Agreement is terminated for any reason by either party, the Independent Consideration shall be paid to Seller.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2    Application of Deposit.

3.2.1    If the Closing occurs as contemplated hereunder, then the Deposit shall be paid to Seller.

3.2.2    In the event that (i) the Closing does not occur as contemplated hereunder because of a default by Buyer under this Agreement, or (ii) any of the conditions set forth in 4.2 are not satisfied for any reason other than a Seller Default or exercise by Buyer of any right to terminate in accordance with the terms of Section 4.3.2(d) or Section 6, and Seller elects to terminate this Agreement as a result thereof, then, in each case, the Deposit shall be paid to and retained by Seller.

3.2.3    In the event that: (i) Buyer elects to terminate (or is deemed to have terminated) this Agreement in accordance with the terms of Section 4.3.2(d) or Section 6, (ii) the Closing does not occur as contemplated hereunder because of a default by Seller under this Agreement, or (iii) any of the conditions set forth in Section 4.1 hereof are not satisfied and Buyer elects to terminate this Agreement as a result thereof, then, in each case, the Deposit (less the Independent Consideration, which shall be paid to Seller) shall be paid to and retained by Buyer.

3.2.4    The party receiving the interest earned on the Deposit shall pay any income taxes thereon, and such interest shall be reflected as an adjustment on the Closing Statement if the Closing occurs.

3.2.5    If either party makes a demand upon the Escrow Agent for delivery of the Deposit, the Escrow Agent shall give notice to the other party of such demand. If a notice of objection to the proposed payment is not received from the other party within two (2) business days after the giving of notice by the Escrow Agent, the Escrow Agent is hereby authorized to deliver the Deposit to the party who made the demand. If the Escrow Agent receives a notice of objection within said two (2) business day period, or if for any other reason the Escrow Agent in good faith elects not to deliver the Deposit, then the Escrow Agent shall have the right, at its option, to either continue to hold the Deposit and thereafter pay it to the party entitled thereto when the Escrow Agent receives (i) a notice from the objecting party withdrawing the objection, (ii) a notice signed by both parties directing disposition of the Deposit or (iii) a final judgment or order of a court of competent jurisdiction or deposit the same with a court of competent jurisdiction in the State of Washington, City of Seattle in connection with institution by Escrow Agent of an action in interpleader and Escrow Agent shall rely upon the decision of such court or a written statement executed by both Seller and Buyer setting forth how the Deposit should be released.

3.3    Escrow Agent.    The parties further agree that:

3.3.1    The Escrow Agent is executing this Agreement to acknowledge the Escrow Agent’s responsibilities hereunder, which may be modified only by a written amendment signed by all of the parties. Any amendment to this Agreement that is not signed by the Escrow Agent shall be effective as to the parties thereto, but shall not be binding on the Escrow Agent.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Escrow Agent shall accept the Deposit with the understanding of the parties that Escrow Agent is not a party to this Agreement except to the extent of its specific responsibilities hereunder, and does not assume or have any liability for the performance or non-performance of Buyer or Seller hereunder to either of them.

3.3.2    The Escrow Agent shall be protected in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document which is given to the Escrow Agent without verifying the truth or accuracy of any such notice, demand, certificate, signature, instrument or other document;

3.3.3    The Escrow Agent shall not be bound in any way by any other agreement or understanding between the parties hereto, whether or not the Escrow Agent has knowledge thereof or consents thereto unless such consent is given in writing.

3.3.4    The Escrow Agent’s sole duties and responsibilities shall be to hold and disburse the Deposit accrued thereon in accordance with this Agreement.

3.3.5    The Escrow Agent shall not be liable for any action taken or omitted by the Escrow Agent in good faith and believed by the Escrow Agent to be authorized or within its rights or powers conferred upon it by this Agreement, except for damage caused by the gross negligence or willful misconduct of the Escrow Agent.

3.3.6    Upon the disbursement of the Deposit accrued thereon in accordance with this Agreement, the Escrow Agent shall be relieved and released from any liability under this Agreement.

3.3.7    The Escrow Agent may resign at any time upon at least ten (10) business days prior written notice to the parties hereto. If, prior to the effective date of such resignation, the parties hereto shall all have approved, in writing, a successor escrow agent, then upon the resignation of the Escrow Agent, the Escrow Agent shall deliver the Deposit accrued thereon to such successor escrow agent. From and after such resignation and the delivery of the Deposit accrued thereon to such successor escrow agent, the Escrow Agent shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement, all of which duties, responsibilities and obligations shall be performed by the appointed successor escrow agent. If for any reason the parties hereto shall not approve a successor escrow agent within such period, the Escrow Agent may bring an appropriate action or proceeding for leave to deposit the Deposit accrued thereon with a court of competent jurisdiction, pending the approval of a successor escrow agent, and upon such deposit the Escrow Agent shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement.

3.3.8    Seller and Buyer hereby agree to, jointly and severally, indemnify, defend and hold the Escrow Agent harmless from and against any liabilities, damages, losses, costs or expenses incurred by, or claims or charges made against, the Escrow Agent (including reasonable attorneys’ fees, expenses and court costs) (“Losses”) by reason of the Escrow Agent’s acting or failing to act in connection with any of the matters contemplated by this Agreement or in carrying out the terms of this Agreement, except as a result of the Escrow Agent’s gross negligence, bad faith or willful misconduct.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.3.9     Subject to the provisions of this Section 3.3.9, in the event that a dispute shall arise in connection with this Agreement, or as to the rights of any of the parties in and to, or the disposition of, the Deposit, the Escrow Agent shall have the right to (w) hold and retain all or any part of the Deposit until such dispute is settled or finally determined by litigation, arbitration or otherwise, or (x) deposit the Deposit in an appropriate court of law, following which the Escrow Agent shall thereby and thereafter be relieved and released from any liability or obligation under this Agreement, or (y) institute an action in interpleader or other similar action permitted by stakeholders in the State of Washington, or (z) interplead any of the parties in any action or proceeding which may be brought to determine the rights of the parties to all or any part of the Deposit.

3.3.10    The Escrow Agent shall have no liability or obligation for loss of all or any portion of the Deposit by reason of the insolvency or failure of the institution of depository with whom the escrow account is maintained.

3.4    While the Deposit or any portion thereof is being held by the Escrow Agent, the Deposit shall be held by Escrow Agent at a financial institution approved in writing by Seller and invested in the following investments (“Approved Investments”): (i) money market funds, or (ii) such other short-term investment option offered by the Escrow Agent as may be reasonably agreed to by Seller and Buyer. For purposes of investing the Deposit, the Seller represents and warrants that Seller’s tax identification number is [ * ]. At the Closing, the entire Deposit shall be applied to the Purchase Price.

3.5    Closing Payment. The Purchase Price, as adjusted by the application of the Deposit and by the prorations and credits specified herein, shall be paid by wire transfer of immediately available federal funds (through the escrow described in Section 5) as and when provided in Section 5.1.2. The amount to be paid under this Section 3.5 is referred to herein as the “Closing Payment”.

4.    Conditions Precedent. The obligation of Buyer to acquire the Property as contemplated by this Agreement is subject to satisfaction of all of the conditions precedent for the benefit of Buyer set forth in Sections 4.1 and 4.3.5 herein or expressly provided elsewhere in this Agreement (collectively, the “Buyer Conditions Precedent”), any of which may be waived prior to the Closing only in writing by Buyer. If any of the Buyer Conditions Precedent is not satisfied (or waived in writing) pursuant to the terms of this Agreement, and the failure of such conditions to be satisfied is not a result of a default by Seller or Buyer in the performance of their respective obligations under this Agreement, then Buyer shall have the one (1) time right to extend the Closing Date for such period of time as is reasonably necessary for the applicable condition to be satisfied, not to exceed thirty (30) days in the aggregate, by giving written notice to Seller (the “Buyer Condition Election”) on or prior to the Closing Date. If Buyer does not timely make the Buyer Condition Election, or if Buyer makes the Buyer Condition Election but such condition is not satisfied (or waived in writing by Buyer) pursuant to the terms of this Agreement within such extended period, then Buyer may terminate this Agreement by providing

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written notice thereof to Seller. In the event Buyer elects to terminate this Agreement for the reasons and in accordance with the provisions set forth in this Section, then this Agreement shall automatically terminate (except for those obligations and liabilities that expressly survive such termination) without any further acts of either Seller or Buyer. The obligation of Seller to transfer the Property as contemplated by this Agreement is subject to satisfaction of all of the conditions precedent for the benefit of Seller set forth in Section 4.2 herein or expressly provided elsewhere in this Agreement (collectively, the “Seller Conditions Precedent”), any of which may be waived prior to the Closing only in writing by Seller. If any of the Seller Conditions Precedent is not satisfied (or waived in writing) pursuant to the terms of this Agreement, and the failure of such conditions to be satisfied is not a result of a default by Seller or Buyer in the performance of their respective obligations under this Agreement, then Seller shall have the one (1) time right to extend the Closing Date for such period of time as is reasonably necessary for the applicable condition to be satisfied, not to exceed thirty (30) days in the aggregate, by giving written notice to Buyer (the “Seller Condition Election”) on or prior to the Closing Date. If Seller does not timely make the Seller Condition Election, or if Seller makes the Seller Condition Election but such condition is not satisfied (or waived in writing by Seller) pursuant to the terms of this Agreement within such extended period, then Seller may terminate this Agreement by providing written notice thereof to Buyer. In the event Seller elects to terminate this Agreement for the reasons and in accordance with the provisions set forth in this Section, then this Agreement shall automatically terminate (except for those obligations and liabilities that expressly survive such termination) without any further acts of either Seller or Buyer. In the event this Agreement terminates in accordance with the provisions of this Section, Seller and Buyer shall execute such escrow cancellation instructions as may be necessary to effectuate the cancellation of the Escrow as may be required by Escrow Agent. Any Escrow cancellation, title cancellation and other cancellation charges shall be borne equally by Seller and Buyer, unless the termination is due to a Party’s default, in which case the defaulting Party shall pay such charges. Notwithstanding anything to the contrary, the consummation of the Closing shall constitute a waiver of all Buyer Conditions Precedent and Seller Conditions Precedent.

4.1    Conditions Precedent for Benefit of Buyer. The following shall be conditions precedent to Buyer’s obligation to purchase the Property:

4.1.1    Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed or observed by Seller prior to or on the Closing Date including, without limitation, delivering to Buyer all of the documents required to be delivered by Seller under Section 5.1.1 hereof;

4.1.2    There shall be no order or injunction of any court or administrative agency of competent jurisdiction obtained by any Governmental Entity nor any statute, rule, regulation, or executive order promulgated by any Governmental Entity in effect as of the Closing which restrains or prohibits the transfer of the Property or the consummation of any other transaction contemplated hereby; provided that if any of the foregoing shall be in effect as a direct or indirect result of Seller’s acts or omissions taken or omitted by Seller with the intention of preventing the Closing, the failure of Buyer to close by reason of the foregoing shall constitute a default by Seller hereunder, entitling Buyer to all rights and remedies of Buyer provided under Section 9.1; and

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4.1.3    Each of the representations and warranties of Seller contained in this Agreement shall be true, correct and complete in all material respects as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), excluding, however, any matter or change (except arising from a breach by Seller of a covenant set forth in this Agreement) that does not materially and adversely affect the Property in the aggregate or Seller’s ability to consummate the transactions contemplated herein or is (1) expressly permitted or contemplated by the terms of this Agreement or (2) actually known to Buyer prior to Closing. Without limitation of the foregoing, in the event that Seller’s closing certificate (a “Seller Closing Certificate”) in the form attached hereto as Exhibit “G” to be delivered by Seller at Closing discloses any changes in the representations and warranties of Seller under this Agreement that materially and adversely affect the Property in the aggregate or Seller’s ability to consummate the transactions contemplated herein and are not otherwise permitted or contemplated by the terms of this Agreement or actually known to Buyer prior to the Closing, then Buyer, as its sole and exclusive remedy, shall have the right to terminate this Agreement by written notice delivered to Seller prior to the Closing and, if Buyer provides such notice of termination, then this Agreement shall automatically terminate (except for those obligations and liabilities that expressly survive such termination) without any further acts of either Seller or Buyer in connection with any such termination; provided, further, that if Buyer does not elect to terminate this Agreement in accordance with this Section, then such representations and warranties of Seller shall be automatically modified to be subject to the matters which caused the representations and warranties not to be true in all material respects and Seller shall have no liability for the same. Furthermore, in the event Buyer does not elect to terminate this Agreement in accordance with this Section, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the transaction contemplated by this Agreement, and Seller shall have no liability or responsibility for, and shall be under no obligation whatsoever to cure or remedy, any of the matters which caused the representations and warranties of Seller not to be true in all material respects. Notwithstanding anything in this Agreement to the contrary, no change in circumstances or status of any tenants under Leases or any parties to Contracts (e.g., defaults, bankruptcies, below market status or other adverse matters relating to such tenants or contract parties or a party’s exercise following the Effective Date of any contractual termination rights not caused by the actions of Sellers in violation of the terms of this Agreement) occurring after the Effective Date shall in and of itself permit Buyer to terminate this Agreement or constitute grounds for Buyer’s failure to Close or otherwise constitute a Seller Default.

4.2    Conditions Precedent for Benefit of Seller. The following shall be conditions precedent to Seller’s obligation to sell the Property:

4.2.1    Buyer shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed or observed by Buyer prior to or on the Closing Date including, without limitation, delivering to Seller all of the documents required to be delivered by Buyer under Section 5.1.2 hereof;

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4.2.2    Seller shall have received the Purchase Price in accordance with Section 3 and all other amounts due to Seller hereunder;

4.2.3    There shall be no order or injunction of any court or administrative agency of competent jurisdiction obtained by any Governmental Entity nor any statute, rule, regulation, or executive order promulgated by any Governmental Entity in effect as of the Closing which restrains or prohibits the transfer of the Property or the consummation of any other transaction contemplated hereby; provided that if any of the foregoing shall be in effect as a direct or indirect result of any Buyer acts or omissions taken or omitted by Buyer with the intention of preventing the Closing, the failure of Seller to close by reason of the foregoing shall constitute a default by Buyer hereunder, entitling Seller to all rights and remedies of Seller provided under Section 9.2; and

4.2.4    Each of the representations and warranties of Buyer set forth in this Agreement shall be true, correct and complete (without giving effect to any limitation as to materiality or material adverse effect set forth therein) as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date). Without limitation of the foregoing, in the event that Buyer’s closing certificate (a “Buyer Closing Certificate”) in the form attached hereto as Exhibit “H” to be delivered by Buyer at Closing discloses any changes in the representations and warranties of Buyer under this Agreement then Seller shall have the right to terminate this Agreement by written notice to Buyer and, if Seller provides such notice of termination, then this Agreement shall automatically terminate (except for those obligations and liabilities that expressly survive such termination) without any further acts of either Seller or Buyer in connection with any such termination.

4.3    Title Matters.

4.3.1    Title Report; Survey.

(a)    Buyer hereby acknowledges that Seller has delivered or made available to Buyer prior to the Effective Date: (i) a copy of Commitment for Title Insurance Number [ * ] (the “Preliminary Title Report”); and (ii) a copy of the following survey, which represents the most recent existing survey in Seller’s possession relating to the Property: [ * ] (the “Survey”). Any matter reflected on the Preliminary Title Report or the Survey is conclusively deemed to have been approved by Buyer. Buyer is solely responsible for obtaining any updated title commitments, surveys, or any other title-related matters Buyer desires with respect to the Property.

4.3.2    Title and Survey Objections.

(a)    Buyer shall have until the date that is the earlier of the Closing Date or five (5) days after receipt thereof (the “Title Exam Deadline”) to review any supplemental title report or update to the Preliminary Title Report and any update to the Survey. If Buyer objects to any items contained in any supplemental title report or update to the Preliminary Title Report or update to the Survey (that were not reflected in the Preliminary Title

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Report or the Survey as of the Effective Date) (“Title Objections”), then Buyer (or Buyer’s counsel) shall notify Seller (or Seller’s counsel) of such Title Objections in writing (a “Title Disapproval Notice”) prior to the Title Exam Deadline. If Buyer does not notify Seller in writing of any such Title Objections within the time period set forth in this Section 4.3.2, then Buyer shall be deemed to have accepted the state of title to the Property reflected in the Preliminary Title Report, as modified by such supplemental title report or update to the Preliminary Title Report), and Survey, as modified by any such updates to the Survey, and to have waived any claims or defects which it might otherwise have raised with respect to the matters reflected therein and the same shall be deemed to be Permitted Exceptions for all purposes of this Agreement.

(b)    For the avoidance of doubt, Permitted Exceptions (as defined below) shall not constitute Title Objections.

(c)    If Buyer timely delivers a Title Disapproval Notice indicating a Title Objection, then, subject to Seller’s obligations under Section 4.3.4 hereof, Seller shall have until five (5) days after receipt of such Title Disapproval Notice to elect to notify Buyer in writing (a “Title Response Notice”) that Seller either (i) will remove such Title Objection from title to the Property on or before the Closing, subject to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of such removal (which adjournment can be extended for an additional fifteen (15) days so long as Seller is diligently pursuing such cure), or (ii) elects not to cause such Title Objection to be removed from title to the Property. If Seller fails to deliver a Title Response Notice as to a particular Title Objection within such five (5) day period, then Seller shall be deemed to have made the election described in clause (ii) above as to such Title Objection.

(d)    If Seller elects (or is deemed to have elected) not to cure any Title Objections specified in the Title Disapproval Notice, or if Seller is unable to effect a cure of such Title Objection prior to the Closing (or any date to which the Closing has been extended), Buyer shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any Title Objection by Buyer which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or (ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies Buyer that Seller does not intend to attempt to cure any Title Objection; or if, having commenced attempts to cure any Title Objection, Seller later notifies Buyer that Seller will be unable to effect a cure thereof; Buyer shall, within three (3) days after such notice has been given, notify Seller in writing whether Buyer shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii). Buyer’s failure to respond within said three (3) day period shall be deemed to be Buyer’s election to accept the conveyance under clause (i) above.

4.3.3    Reserved.

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4.3.4    Seller’s Liens. Notwithstanding the foregoing provisions of Section 4.3, Seller shall be obligated to take (and hereby covenants to take), with respect to the Property such actions as may be reasonably required by the Title Company so that the Title Company is willing to issue the Owner’s Policy to Buyer without exception for (i) the Existing Mortgage, (ii) any Liens securing any other mortgage or deed of trust financing voluntarily obtained by Seller after the Effective Date and prior to the Closing, (iii) any mechanics’ liens or materialmen’s liens arising from any work or improvements at the Property ordered or authorized by Seller that encumber the Property on the Closing Date (other than Permitted Mechanics’ Liens), and (iv) any tax or judgment liens (the items described in the preceding subclauses (i), (ii), (iii) and (iv), collectively, “Monetary Encumbrances”). In lieu of eliminating any Monetary Encumbrances, Seller shall have the right to effectuate a cure by having the Title Company insure or bond over such Monetary Encumbrances. Notwithstanding anything to the contrary set forth elsewhere in this Agreement, Seller shall not be required to cure any Title Objection other than as expressly set forth in this Section 4.3.4.

4.3.5    Permitted Exceptions to Title. Buyer’s obligation to purchase the Property is subject to the condition precedent that, at the Closing, Title Company shall have irrevocably committed to issue the Owner’s Policy upon the Closing subject only to Permitted Exceptions and satisfaction by Buyer of the conditions to be satisfied by the proposed insured under the Owner’s Policy, including the payment of all premiums. At the Closing, Seller shall convey and Buyer shall be obligated to accept fee simple title to the Property, subject only to the following exceptions to title (the “Permitted Exceptions”):

(a)    Real estate taxes and assessments not yet due and payable, if any, provided that such items are apportioned as provided in this Agreement;

(b)    The rights of tenants, as tenants only, under the Leases;

(c)    Such state of facts as would be disclosed by a physical inspection of the Property;

(d)    Any service, installation, connection, maintenance charge and current charges for sewer, water, electricity, telephone, cable television, or gas, if any, provided that such items are not due and payable and are apportioned as provided in this Agreement;

(e)    All laws, regulations, resolutions, or ordinances, including, without limitation, building, zoning, and environmental protection, as to the use, occupancy, subdivision, development, conversion, or redevelopment of the Property currently or hereafter imposed by any Governmental Entity;

(f)    Any matters about which Buyer knows or is deemed to know prior to the Effective Date;

(g)    Mechanics’ or materialmens’ liens or claims or notices of commencement arising from (i) Buyer’s due diligence reviews or inspections hereunder or (ii) any other work ordered or performed by or on behalf of Buyer or any tenant or any of their respective affiliates (“Permitted Mechanics’ Liens”);

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(h)    Such exceptions to title or survey, whether set forth in the Preliminary Report (or any supplemental report or update to the Preliminary Report) or the Survey (or any update to the Survey) as may be approved or deemed approved by Buyer pursuant to the above provisions of this Section 4.3, or as otherwise expressly permitted under this Agreement;

(i)    Any exceptions to which Buyer consents in advance in writing;

(j)    Any exceptions resulting from the acts of Buyer or its consultants, employees, agents, or representatives;

(k)    (i) The matters set forth on the Survey and any update thereto (or any matters shown on any survey included within the Due Diligence Materials) that are not objected to by Buyer or deemed waived pursuant to Section 4.3.2 and (ii) any matter that would be disclosed by a current, accurate ALTA/NSPS survey of the Land and Improvements provided that any such matter does not have a material adverse effect on the use or operation of the Land or Improvements;

(l)    Any matters deemed to constitute additional Permitted Exceptions under Section 4.3.2; and

(m)    Non-monetary encumbrances, such as easements or rights of way, that do not have any material adverse effect, other than to a de minimis extent, on the value of the Property or Buyer’s use or operation of the Property or impose any material increased obligation or liability on Buyer.

Conclusive evidence of the availability of such Owner’s Policy shall be the irrevocable commitment of Title Company to issue to Buyer on the Closing Date a standard form Owner’s Policy of Title Insurance issued by Title Company in the State of Washington (the “Owner’s Policy”), in the face amount of the Purchase Price, which policy shall show (i) title to the Land and Improvements to be vested of record in Buyer, and (ii) the Permitted Exceptions and the exclusions listed in the “Schedule of Exclusions from Coverage” of the Owner’s Policy to be the only exceptions to title, subject to the satisfaction by Buyer of the conditions to be satisfied by the proposed insured under the Owner’s Policy, including the payment of all premiums. For the avoidance of doubt, in the event that Buyer elects to upgrade the Owner’s Policy to an ALTA Extended Coverage Owner’s Policy of Title Insurance, the availability or issuance of such upgrade to an ALTA Extended Coverage Owner’s Policy of Title Insurance shall not be a condition precedent to Buyer’s obligation to purchase the Property. In connection with obtaining any desired coverage over survey matters under the Owner’s Policy, Buyer shall deliver to Title Company prior to the Closing Date a current ALTA survey certified by a licensed surveyor in the State of Washington sufficient to permit or cause Title Company to insure against survey matters at the Closing. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, at Seller’s sole election any or all of the Permitted

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Exceptions may be omitted by Seller in the Deed (as defined below) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller that otherwise may be contained or implied in the Deed. The preceding sentence shall survive the Closing and not be merged therein or with any Deed. Notwithstanding the foregoing, Buyer agrees to purchase the Property subject to any and all violations of applicable law, including any open building permits and any fines or penalties associated with the foregoing (“Violations”), or any condition or state of repair or disrepair or other matter or thing, whether or not noted, which, if noted, would result in a Violation being placed on the Property. Seller shall have no duty to remove or comply with or repair any condition, matter or thing whether or not noted, which, if noted, would result in a Violation being placed on the Property.

4.3.6    Endorsements to Owner’s Policy. It is understood that Buyer may request a number of endorsements to the Owner’s Policy. The issuance of such endorsements shall not be a condition to Closing. Seller shall not be obligated to incur any expense or undertake any potential liability in connection with the issuance of any such endorsements.

4.3.7    Payment from Balance of the Purchase Price. Any unpaid taxes, water charges, sewer rents and assessments, together with the interest and penalties thereon to a date not more than five (5) business days following the Closing Date (in each case subject to any applicable apportionment), and any Monetary Encumbrances, together with the cost of recording or filing any instruments necessary to discharge such Monetary Encumbrances, may be paid out of the proceeds of the balance of the Purchase Price payable at the Closing. Subject to the provisions of Section 4.3.4, Seller hereby agrees to deliver to Buyer or Escrow Agent, on the Closing Date, instruments in recordable form sufficient (in the reasonable opinion of Title Company) to discharge any such Monetary Encumbrances.

4.4    Due Diligence Reviews. Buyer acknowledges and agrees that it is familiar with the Property and has had the opportunity to review the Due Diligence Materials and by execution of this Agreement, Buyer acknowledges and agrees that Buyer is satisfied with and approves of the condition of the Property. Except for certain title and survey matters (which shall be governed by the provisions of Section 4.3 above), [ * ] has [ * ] to [ * ] its [ * ] to [ * ] to [ * ] relating to the [ * ]. Subject to the provisions hereinafter set forth, during the period commencing on the Effective Date and continuing until the Closing Date or the earlier termination of this Agreement, Buyer shall have the right, at Buyer’s sole cost, risk, and expense, to conduct its review and due diligence of, and physically inspect, as applicable, the Property, in accordance with this Section 4.4, and in connection therewith, Buyer and Buyer’s Representatives (as defined below) shall have the right, through the Closing Date (provided that this Agreement shall not have terminated), from time to time, upon the advance notice required and subject to the limitations described in this Section 4.4, to enter upon and make a physical inspection of the Property; provided, that, such physical inspection shall not be invasive, intrusive or destructive in any respect (environmental, structural or otherwise), including any borings, sampling (including, without limitation, air, water, soil or asbestos samplings or any Phase II environmental testing) or other such activities, unless Buyer obtains Seller’s prior written consent, which may be withheld in Seller’s sole discretion, and in any event if so allowed, shall be conducted in accordance with standards customarily employed in the industry and in compliance with all governmental laws, rules and regulations. Subject to the foregoing

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provisions of this Section 4.4, Buyer shall immediately return the Property to as close to the condition existing prior to any tests and inspections as reasonably possible and repair any damage to the Property caused by any entry onto the Property by Buyer or any Buyer’s Representative; provided that, to the extent there is any damage to the Property caused by reason of Buyer or any Buyer’s Representative investigation or inspection of the Property or activities on or about the Property, the scope and manner of such repair shall be subject to Seller’s prior written approval, and Seller may, at its option in its sole and absolute discretion, perform such repair, in which case Buyer shall promptly (but in any event within thirty (30) days) reimburse Seller for Seller’s costs therefor. Seller shall provide Buyer and its actual and potential investors, lenders, and assignees, and their respective representatives, attorneys, accountants, consultants, surveyors, title companies, agents, employees, contractors, appraisers, architects, and engineers (collectively “Buyer’s Representatives”), with reasonable access during normal business hours on a business day to the Property (subject to the rights of tenants under the Leases) upon reasonable advance written notice (which shall in any event be at least two (2) business days in advance). In no event shall Seller be obligated to make available (or cause to be made available) any Excluded Materials.

4.4.1    Seller’s Environmental Disclosure. Buyer acknowledges and agrees that Seller has delivered to Buyer copies of the environmental reports listed on Schedule 4.4.1 attached hereto and incorporated herein by reference (the matters stated therein being referred to as the “Environmental Disclosed Matters”) as part of the Due Diligence Materials. Buyer shall take title to the Property subject to any and all environmental conditions thereat (or the presence of any matter or substance relating to any such environmental condition at the Property), whether known or unknown, disclosed or undisclosed, including the Environmental Disclosed Matters, and any and all claims and/or liabilities relating to (in any manner whatsoever) any hazardous, toxic or dangerous materials or substances located in, at, about or under the Property, or for any and all claims or causes of action (actual or threatened) based upon, in connection with or arising out of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., and the Superfund Amendments and Reauthorization Act, 42 U.S.C. §9601 et seq., or any other law or cause of action (including any federal or state based statutory, regulatory or common law cause of action) related to environmental matters or liability with respect to or affecting the Property (any of the foregoing described in this Section 4.4.1 being referred to as “Environmental Conditions”).

4.4.2    Review Standards.

(a)    Buyer shall at all times conduct its due diligence reviews, inspections, and examinations in a manner so as to not cause liability, damage, lien, loss, cost, or expense (other than normal and customary costs or expenses incurred by Seller in facilitating Buyer’s due diligence investigations in accordance with the terms of this Agreement) to Seller or the Property, so as to not unreasonably interfere with or disturb any tenant or Seller’s operation of the Property, and so as to comply with Seller’s or any such tenant’s reasonable security requirements. Buyer shall not permit any liens or encumbrances to be placed against the Property in connection with Buyer’s investigation and inspection of the Property and/or in connection with Buyer’s activities on or around the Property. Any entry onto the Property by Buyer shall be at such Buyer’s own risk. Buyer shall further be responsible for the protection of any or all personal property brought onto the Property by any Buyer’s Representative.

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(b)    Buyer will compensate, indemnify, defend, and hold Seller harmless from and against any reasonable out-of-pocket losses, costs, damages, liens, claims, liabilities or expenses (including, but not limited to, reasonable out-of-pocket attorneys’ fees) actually incurred by Seller arising from or by reason of Buyer’s and/or Buyer’s Representatives’ access to, or inspection of, the Property or the Due Diligence Materials, or any tests, inspections or other due diligence conducted by or on behalf of Buyer in connection with the transactions contemplated in this Agreement.

(c)    On or before the Effective Date, Buyer shall provide Seller with copies of certificates of insurance evidencing the following insurance coverages (naming Seller, [ * ] and their respective affiliates and their respective officers, directors, shareholders, members, partners, employees, successors and assigns, as additional insureds) that shall be maintained by Buyer and by any consultants and other third parties engaged by Buyer in connection with Buyer’s and such third parties’ investigations upon the Property: (i) general liability insurance, from an insurer with an A.M Best rating of no less that A- VII, in the amount of not less than [ * ] Dollars ($[ * ]) aggregate liability, which insurance shall provide coverage against claim for personal liability or physical property damage arising from Buyer and Buyer’s Representatives in connection with such inspections and tests and/or the entry or activities of Buyer and Buyer’s Representatives upon the Property, (ii) commercial automobile liability insurance for any vehicles with a $[ * ] combined single limit per accident for bodily injury and property damage, (iii) worker’s compensation insurance in conformity with the laws of California or as available on a voluntary basis, having limits no less than those required by state statute and federal statute, if applicable, (iv) employer’s liability insurance, meeting the requirements above, with limits of not less than [ * ] Dollars ($[ * ]) per occurrence for each of (X) bodily injury by accident and bodily injury by disease and (Y) bodily injury by disease for policy limit and (v) excess (umbrella) liability insurance, meeting the requirements above, with limits of not less than [ * ] Dollars ($[ * ]) per occurrence.

(d)    Without limitation on the foregoing, in no event shall Buyer: (i) contact any of the Employees or any consultant or other professional engaged by Seller, any lien holder or other party with any interest in or contractual relationship with respect to the Property (with whom Buyer did not have a pre-existing relationship prior to the Effective Date) to discuss the Property or the transaction contemplated hereunder, in each case without Seller’s prior written consent (which shall not be unreasonably withheld); (iii) contact any Governmental Entity having jurisdiction over the Property to discuss the Property or the transaction contemplated hereunder without Seller’s prior written consent (which shall not be unreasonably withheld) other than such routine inquiries as are customary in connection with the preparation of a so-called Phase “I” environmental report or zoning report with respect to the Property and do not involve any discussions with governmental officials; or (iv) contact any member or partner of Seller (other than representatives of [ * ]) or any lender or servicer with respect to the Existing Mortgage, in each case, without the prior written consent of Seller (which shall not be unreasonably withheld). Consents under clause (ii), (iii), or (iv) above may be given by e-mail by [ * ] (E-mail: [ * ]; Telephone: [ * ]), or by such other individuals designated in a written

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notice or e-mail notice given by Seller to Buyer. Seller shall have the right, at its option, to cause a representative of Seller to be present at all inspections, reviews, and examinations conducted hereunder.

(e)    If this Agreement is terminated for any reason, (i) Buyer shall promptly destroy or return all Due Diligence Materials provided by Seller to Buyer, and all copies and other reproductions of the Due Diligence Materials made by Buyer and/or any of its agents, and shall certify to Seller in writing that Buyer has destroyed or returned all such materials, and (ii) upon Seller’s request, Buyer shall promptly deliver to Seller copies of all third-party reports prepared by or for Buyer in connection with Buyer’s inspection of the Property. In connection with any permitted testing, sampling, or other work performed hereunder, Buyer shall promptly dispose of (or cause to be disposed of), at its sole cost in accordance with all applicable Laws, any waste, samples, or other materials generated or removed by Buyer or by its agents or contractors arising from or in connection with the investigations, samplings, or testing hereunder. This Section 4.4.2 shall survive any termination of this Agreement.

4.5    Intentionally Blank.

5.    Closing Procedure. The closing (the “Closing”) of the sale and purchase herein provided shall be held through the offices of the Escrow Agent, or at such other location as may be mutually agreed to by the parties at 11:00 a.m. Pacific Time on July 14, 2017 or such earlier date as Buyer and Seller shall agree in writing (such date, or such later date to which Buyer or Seller adjourns the Closing in accordance with the provisions hereof is herein referred to as the “Closing Date”), it being understood that TIME SHALL BE OF THE ESSENCE with respect to each of the parties’ obligation to close on the Closing Date. Notwithstanding anything to the contrary, Buyer shall have the one (1) time right to extend the Closing Date to a date that is no later than July 31, 2017 upon satisfaction of the following conditions (the “Buyer Extension Option”): (i) Buyer shall provide written notice to Seller (the “Buyer Extension Notice”) at least five (5) days prior to the then scheduled Closing Date electing to extend the then scheduled Closing Date and designating a date that is no earlier than July 24, 2017 and no later than July 31, 2017 as the extended Closing Date (the “Extended Closing Date”) and (ii) Buyer shall deposit the Extension Deposit with the Escrow Agent in accordance with the provisions of Section 3.1. If Buyer has validly exercised the Buyer Extension Option, then references herein to the Closing Date shall mean the Extended Closing Date.

5.1    Closing Deliveries. The parties shall deliver to the Escrow Agent the following:

5.1.1    Seller’s Deliveries. On or prior to the Closing Date, Seller shall execute, acknowledge (where applicable) and deliver (or cause to be delivered) to the Escrow Agent the following:

(a)    An original special warranty deed (the “Deed”) in the form of Exhibit “C” attached hereto conveying to Buyer the Property in fee simple, subject only to the Permitted Exceptions;

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(b)    Two (2) counterparts of an original bill of sale, assignment and assumption agreement (the “Bill of Sale, Assignment, and Assumption”) in the form of Exhibit “D-1” attached hereto conveying to Buyer (with no value separate from the Land) all right, title and interest of Seller in and the Property; provided, however, that notwithstanding anything to the contrary, if Buyer has assigned its rights under this Agreement pursuant to and in accordance with the provisions of Section 10.8 hereof, including, without limitation to the Permitted Assignee, then the Bill of Sale, Assignment and Assumption shall be in the form of Exhibit “D-2” attached hereto;

(c)    An original certificate in the form Exhibit “I” attached hereto certifying that Seller (or if such entity is a disregarded entity for U.S. federal income tax purposes, such entity’s beneficial owner) is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code;

(d)    If Buyer has not assigned its rights under this Agreement pursuant to and in accordance with the provisions of Section 10.8 hereof, two (2) counterparts of an original lease termination agreement (the “Lease Termination”), in the form of Exhibit “K”, terminating the Lease effective as of the Closing Date;

(e)    Unless Buyer and Seller mutually elect to deliver the same outside of escrow, written notices executed by Seller and addressed to each of the vendors under any Contract to be assumed by Buyer at Closing as provided in this Agreement (“Vendor Notices”), such Vendor Notices to be in such form(s) as are reasonably required by Seller, which notices shall indicate that the Property has been sold to Buyer and that all rights of Seller thereunder have been assigned to Buyer. Buyer shall, at Buyer’s sole cost and expense, mail to such vendors the Vendor Notices by registered or certified mail, return receipt requested within ten (10) business days after the Closing Date (and Buyer shall provide proof of delivery thereof to Seller promptly following delivery of Vendor Notices to vendors);

(f)    Evidence reasonably satisfactory to the Escrow Agent respecting the due organization of Seller and the due authorization and execution by the person executing this Agreement and the documents required to be delivered hereunder on behalf of Seller;

(g)    A Real Estate Excise Affidavit and any other applicable sales tax or real property transfer tax forms or declarations or similar forms (collectively, the “Transfer Tax Returns”) prepared and executed by Seller, together with the payment of the amount of the transfer taxes, if any, due in connection with the transactions contemplated hereunder; and

(h)    If required by the Title Company, a title certificate in the form of Exhibit “F” (“Seller Title Certificate”) to facilitate the issuance of any title insurance sought by Buyer in connection with the transactions contemplated hereby.

In addition to the foregoing, to the extent they do not constitute Reserved Company Assets and to Seller’s knowledge are then in the possession of Seller (or its agents) and have not theretofore been delivered to Buyer, Seller shall deliver to Buyer at or promptly before the Closing: (i) any plans and specifications for the Improvements and as-built drawings for the

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Property; (ii) all keys and other access control devices for the Property; (iii) originals (to the extent in Seller’s possession, otherwise photostatic copies hereof) of all Leases in effect on such date for the Property; and (v) copies of all Contracts assumed by Buyer at Closing and Permits and Licenses for the Property that will remain in effect after the Closing (other than Excluded Materials) in Seller’s possession. All items described in this paragraph may be either delivered at or before Closing or left at the Property.

5.1.2    Buyer Deliveries. On or prior to the Closing Date (it being understood that the Closing Payment shall be delivered no later than 11:00 a.m. Pacific Time on the Closing Date), Buyer shall deliver to the Escrow Agent the following:

(a)    The Closing Payment by wire transfer of immediately available federal funds;

(b)    Two (2) counterparts of the duly executed original Bill of Sale, Assignment, and Assumption; provided, however, that notwithstanding anything to the contrary, if Buyer has assigned its rights under this Agreement pursuant to and in accordance with the provisions of Section 10.8 hereof, including, without limitation to the Permitted Assignee, then the Bill of Sale, Assignment and Assumption shall be in the form of Exhibit “D-2” attached hereto;

(c)    If Buyer has not assigned its rights under this Agreement pursuant to and in accordance with the provisions of Section 10.8 hereof, two (2) counterparts of the duly executed original Lease Termination;

(d)    Unless Buyer and Seller mutually elect to deliver the same outside of escrow, duly executed Vendor Notices;

(e)    Evidence reasonably satisfactory to the Escrow Agent respecting the due organization of Buyer and the due authorization and execution by Buyer of this Agreement and the documents required to be delivered hereunder;

(f)    Such additional documents as may be reasonably required by the Escrow Agent in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein); and

(g)    The Transfer Tax Returns duly executed by Buyer, to the extent required.

5.1.3    Mutual Deliveries. On or prior to the Closing Date, Buyer and Seller shall execute and deliver (or cause to be executed and delivered) to the Escrow Agent, the following:

(a)    A closing statement (the “Closing Statement”) reflecting the Purchase Price, the adjustments and prorations required hereunder, and the allocation of income and expenses required hereby. For the avoidance of doubt, Buyer and Seller may have separate Closing Statements.

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5.2    Closing Costs.

5.2.1    Seller shall pay or cause to be paid (1) 100% of the premium for the standard (non-ALTA) portion of the Owner’s Policy to be issued; (2) one-half (1/2) of all escrow charges; and (3) 100% of the state, county and local excise taxes, documentary transfer taxes, deed stamps and similar costs, fees and expenses payable in connection with the recordation of the Deed. Buyer shall pay (a) 100% of the premium for the ALTA portion of Owner’s Policy to be issued, including any and all endorsements thereto; (b) one-half (1/2) of all escrow charges; (c) Buyer’s cost to obtain a new survey or to update the Survey; (d) the costs to record the Deed and (e) all fees, costs, and expenses in connection with Buyer’s due diligence reviews and analyses hereunder. Buyer shall credit to Seller at Closing, the cost of (i) the zoning report and the Phase I environmental report provided to Buyer as part of the Due Diligence Materials and (ii) the Survey. Any other closing costs shall be allocated in accordance with local custom. Seller and Buyer shall pay their respective shares of prorations as hereinafter provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants, and other professionals.

5.2.2    Buyer and Seller hereby agree that all of the Purchase Price shall be allocated to the Land and that no portion of the Purchase Price shall be allocated to the Personal Property. The provisions of this Section 5.2.2 shall survive the Closing.

5.3    Prorations. All matters involving prorations, credits or adjustments to be made in connection with the Closing and not specifically provided for in another section of this Agreement shall be adjusted in accordance with this Section 5.3.

5.3.1    Items to be Prorated. Except as otherwise set forth herein, all items to be prorated pursuant to this Section 5.3 shall be prorated as of 11:59 P.M. on the day immediately preceding the Closing Date on the basis of the Proration Statement. Not later than five (5) days prior to the Closing Date, Seller shall deliver to Buyer a proposed “Proration Statement”. Not later than three (3) days prior to the Closing Date, Buyer shall deliver to Seller a written statement of objection or agreement to such Proration Statement. In the event of any disagreement, Buyer and Seller shall meet prior to the Closing Date for the purpose of agreeing to and finalizing the Proration Statement. Buyer and Seller hereby agree to act reasonably and in good faith in such discussions and determinations.

The following items shall be prorated between Seller and Buyer as of the Closing Date (on the basis of the actual number of days elapsed over the applicable period), with Buyer being deemed to be the owner of the Property during the entire day on the Closing Date and being entitled to receive all operating income of the Property, and being obligated to pay all operating expenses of the Property, with respect to the Closing Date:

(a)    Real Estate and Property Taxes. All non-delinquent real estate and personal property taxes and assessments on the Property for the current tax year that are due and

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payable following the Closing Date. Seller shall be responsible for the payment of any real estate and personal property taxes and assessments that are delinquent before Closing with respect to the Property. Taxes relating to the period prior to the Closing Date that are not due and payable until after the Closing Date shall be prorated as of the Closing Date based on the latest available tax bill. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property contemplated by this Agreement, any change in use of the Property on or after the Closing Date, or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Property are payable in installments, then the installment allocable to the current period shall be prorated (with Buyer being allocated the obligation to pay any installments due on or after the Closing Date).

(b)    Rent and Security Deposits. All fixed and additional rentals under the Leases, security deposits (except as hereinafter provided), and other tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable cash security deposits (to the extent the foregoing were made by tenants under the Leases and are not applied or forfeited prior to the Closing) to Buyer on the Closing Date. A list of the unapplied tenant security deposits under the Leases as of the Effective Date is set forth on Schedule 5.3.1(b). To the extent that there are any rents or other tenant charges with respect to Leases that are delinquent (or payable but unpaid) as of the Closing Date (collectively, “Delinquent Rent”), Buyer shall credit Seller for the amount of such Delinquent Rent at Closing provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided. At Closing, Seller shall deliver to Buyer a schedule of all such delinquent or payable but unpaid rent and other tenant charges. Buyer shall be entitled to retain any payments of Delinquent Rent made after the Closing Date. To the extent Seller receives any payment of Delinquent Rent after the Closing Date, Seller shall promptly deliver the same to Buyer.

(c)    Payments required to be paid by tenants under Leases for such tenants’ shares of property taxes and assessments, insurance, common area maintenance, and other expenses of the Property are collectively referred to herein as “Reimbursable Tenant Expenses”. Reimbursable Tenant Expenses shall be determined in accordance with the Leases, including without limitation any Lease provisions that provide for the adjustment of Reimbursable Tenant Expenses based on occupancy changes (i.e., “gross-up” provisions). In addition, to the extent that a Lease provides for base year amounts for operating expenses or taxes, such base year amounts shall be prorated in determining Reimbursable Tenant Expenses with respect to such Lease. Seller’s “share” of Reimbursable Tenant Expenses for the calendar year in which Closing occurs (the “Closing Year”) shall be determined in accordance with Section 5.3.2(a) hereof. To the extent that there are any Reimbursable Tenant Expenses that are delinquent (or payable but unpaid) as of the Closing Date (collectively, “Delinquent Reimbursable Tenant Expenses”), Buyer shall credit Seller for the amount of such Delinquent Reimbursable Tenant Expenses at Closing provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided. With respect to Delinquent Reimbursable Tenant Expenses respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all of the rights relating thereto.

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(d)    Utilities and Services. Buyer and Seller hereby acknowledge and agree that the amounts of all telephone, electric, sewer, water, gas, steam and other utility bills, trash removal bills, janitorial and maintenance service bills, association dues and all other operating and administrative expenses relating to the Property and allocable to the period prior to the Closing Date (other than such items which are the obligation of and directly paid by a tenant under its Lease) shall be determined and paid by Seller before Closing, if possible, or shall be paid thereafter by Seller or adjusted between Buyer and Seller immediately after the same have been determined. Buyer (with cooperation of Seller) shall cause all utilities at the Property to be placed in Buyer’s name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall use commercially reasonable efforts to cause all utility meters to be read as of the Closing Date. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date.

(e)    Leasing Costs. Seller shall provide a credit to Buyer at Closing for the amount of any Seller Leasing Costs. If the Closing occurs, then from and after the Closing, Buyer shall be responsible for the payment of all Seller Leasing Costs and all other Leasing Costs. On or prior to the Closing Date, Seller shall provide Buyer with a list of any Seller Leasing Costs (as such list may be updated by Seller prior to Closing).

(f)    Contracts. Charges and payments under Contracts assumed by the Buyer at Closing, or permitted renewals or replacements thereof.

(g)    Any other items of operating income or operating expense that are customarily apportioned between the parties in real estate closings of comparable commercial properties in the metropolitan area where the Property is located, as may be applicable; however, there will be no prorations for debt service or insurance premiums (because Buyer is not acquiring or assuming Seller’s financing or insurance).

5.3.2    Proration of Reimbursable Tenant Expenses.

(a)    For the Closing Year. In order to enable Buyer to make any year-end reconciliations of tenant reimbursements of Reimbursable Tenant Expenses for the Closing Year after the end thereof, Seller shall determine in accordance with Section 5.3.1(c) hereof the Reimbursable Tenant Expenses actually paid or incurred by Seller for the portion of the Closing Year during which Seller owned the Property (“Seller’s Actual Reimbursable Tenant Expenses”) and the tenant reimbursements for such Reimbursable Tenant Expenses actually paid to Seller by tenants for the portion of the Closing Year during which Seller owned the Property (“Seller’s Actual Tenant Reimbursements”). On or before the date that is thirty (30) days after the Closing Date, Seller shall deliver to Buyer a reconciliation statement (each a “Seller’s Reconciliation Statement”) setting forth (i) Seller’s Actual Reimbursable Tenant Expenses, (ii) Seller’s Actual Tenant Reimbursements, and (iii) a calculation of the difference, if any, between the two (i.e., establishing that Seller’s Actual Reimbursable Tenant Expenses were either more or less than or equal to Seller’s Actual Tenant Reimbursements). Any amount due to Seller pursuant to the foregoing calculation (in the event Seller’s Actual Tenant Reimbursements are less than Seller’s Actual Reimbursable Tenant Expenses) or due to Buyer (in the event Seller’s Actual Tenant Reimbursements are more than Seller’s Actual Reimbursable Tenant

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Expenses), as the case may be, shall be paid by Buyer to Seller or by Seller to Buyer, as the case may be, within thirty (30) days after delivery of Seller’s Reconciliation Statement to Buyer. If Buyer is paid any such amount by Seller, Buyer thereafter shall be obligated to promptly remit the applicable portion to the particular tenants entitled thereto. Buyer shall compensate, indemnify, defend, and hold Seller and the other “Seller-Related Parties” (as defined below) harmless from and against any losses, costs, claims, damages, and liabilities, including, without limitation, reasonable attorneys’ fees and expenses incurred in connection therewith, arising out of or resulting from Buyer’s failure to remit any amounts actually received from Seller to tenants in accordance with the provisions hereof. If Buyer has transferred its interest in the Property to a successor-in-interest or assignee prior to such date, then, on or before the transfer of its interest in the Property, Buyer shall (i) in writing expressly obligate such successor-in-interest or assignee to be bound directly to Seller by the provisions of this Section, and (ii) deliver written notice of such transfer to Seller, and thereafter Seller shall make the deliveries specified above to Buyer’s successor-in-interest or assignee. Seller’s Reconciliation Statement shall be final and binding for purposes of this Agreement.

(b)    Intentionally Blank.

(c)    Intentionally Blank.

5.3.3    General Provisions.

(a)    For purposes of calculating prorations, Buyer shall be deemed to be the owner of the Property, and therefore entitled to the income therefrom and responsible for the expenses thereof for the entire day upon which the Closing occurs, and thereafter all such prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the day of the Closing and based upon the actual number of days in the month and a three hundred sixty five (365) day year.

(b)    Seller and Buyer agree to use reasonable efforts to calculate all adjustments required under this Section 5.3 (and to make the adjustment payments resulting from such calculations) with respect to those items of income and expense which are ascertainable on the Closing Date by no later than twenty (20) days after the Closing Date. Each other item of income and expense which is subject to adjustment under this Section 5.3 but which is not ascertainable on the Closing Date will be adjusted retroactive to the Closing Date, and the payment made on such adjustment within sixty (60) days after the date that such adjustment becomes ascertainable, i.e., the date by which each party, in its good faith business judgment, has sufficient information to make such adjustment.

(c)    If any prorations or apportionments made under this Section 5.3 shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and re-prorated when the information is available. The parties agree that each party shall have the right following Closing, on reasonable written notice to the other, from time to time to review the books and records of such other party pertaining solely to the operations of the Property and

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limited to such portions of the books and records necessary to confirm the amounts of adjustments payable to Seller and/or Buyer following the Closing. Buyer and Seller shall cooperate as necessary following the Closing in order to promptly and in good faith discharge their respective obligations under this Section 5.3.

(d)    Notwithstanding anything to the contrary set forth herein, all re-prorations contemplated by this Agreement shall be completed within six (6) months after Closing (subject to extension as necessary due to the unavailability of final information, but in no event to exceed one (1) year after Closing). Notwithstanding the foregoing, any claim for an adjustment under Section 5.3 will be valid if made in writing with reasonable specificity within one (1) year after the Closing Date, except in the case of items of adjustment which at the expiration of such period are subject to pending litigation or administrative proceedings. Claims with respect to items of adjustment which are subject to litigation or administrative proceedings will be valid if made on or before the later to occur of (i) the date that is one (1) year after the Closing Date and (ii) the date that is one hundred eighty (180) days after a final order shall have issued in such litigation or administrative hearing. The parties hereto shall use good faith efforts to resolve any disputed claims promptly.

(e)    The obligations of Seller and Buyer under this Section 5.3 shall survive the Closing.

6.    Condemnation or Destruction of Property. If, after the Effective Date but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the Improvements are damaged or destroyed by any casualty not arising from or relating to an action or inaction of Buyer or any of Buyer’s subsidiaries or their respective agents, Seller shall be required to give Buyer prompt written notice of the same after Seller’s actual discovery of the same, but shall have no obligation to cause any direct or indirect member, partner, or owner of Seller to contribute capital to Seller or any other entity, or to repair or replace (or cause to be repaired or replaced) any such damage, destruction, or taken property. Seller shall, upon consummation of the transaction herein provided, assign to Buyer (except to the extent any condemnation proceeds or insurance proceeds are attributable to lost rents or other items applicable to any period prior to the Closing) all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty at the Property (except to the extent required for collection costs or repairs by Seller prior to the Closing Date), as applicable. In the event (A) the condemnation award or the estimated cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed [ * ] percent ([ * ]%) of the Purchase Price or (B) with respect to a condemnation to the Property only, such condemnation would result in the Property (following restoration) materially violating any Laws or failing to materially comply with zoning or any recorded covenants, conditions, or restrictions affecting the Property, then, Buyer may, at its option, terminate this Agreement by notice to Seller, given within fifteen (15) days after Seller’s notice to Buyer of the occurrence of such casualty or condemnation, whereupon Buyer shall receive a return of the Deposit (less the Independent Consideration, which shall be paid to Seller) (and no party hereto shall have any further obligation in connection herewith except under those provisions that expressly survive a termination of this Agreement).

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7.    Representations, Warranties, and Covenants.

7.1    Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that, except as disclosed in the Due Diligence Materials:

7.1.1    Litigation. To Seller’s knowledge, there is no pending and served (nor has Seller received any written notice of any threatened) (exclusive of tort or other liability proceeding for which insurance coverage is available) action, litigation, or other legal proceeding against the Property or against Seller with respect to the Property that, if determined adversely to Seller or against the Property (as applicable), would materially and adversely affect the Property or the ability of Seller to perform its obligations hereunder.

7.1.2    Due Authority. This Agreement has been duly authorized, executed and delivered by Seller, is the legal, valid and binding obligation of Seller, and does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject. All agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller which are to be delivered at Closing will, at the time of Closing, be duly authorized, executed, and delivered by and are binding upon Seller, and will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject. Seller is a Delaware limited liability company, duly organized and validly existing and in good standing under the Laws of such state, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise may be set forth in this Agreement).

7.1.3    No Conflict. Neither the execution and delivery of this Agreement by Seller nor any agreement, document, or instrument executed or to be executed or to be caused to be executed in connection with this Agreement by Seller, nor anything provided in or contemplated by this Agreement or any such other agreement, document, or instrument, nor the performance of the obligations of Seller hereunder or thereunder (i) will result in the violation of any law or any provision of the organizational documents of Seller or will conflict with any agreement or any order or decree of any court or governmental instrumentality of any nature by which Seller is bound or (ii) except as otherwise set forth in this Agreement, will result in the acceleration or maturity of any agreement, document, or instrument affecting or relating to Seller or the Property.

7.1.4    Insolvency. Seller is not a debtor under any bankruptcy proceedings, voluntary or involuntary, and has not made an assignment for the benefit of its creditors, filed any voluntary petition in bankruptcy or, to Seller’s knowledge, suffered the filing of an involuntary petition by Seller’s creditors, suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, admitted in writing its inability to pay its debts as they generally come due or made an offer of settlement, extension or composition to its creditors generally.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.1.5    Foreign Person. Seller (or if such entity is a disregarded entity for U.S. federal income tax purposes, such entity’s beneficial owner) is not a foreign person within the meaning of Section 1445(f) of the Code.

7.1.6    Condemnation. Seller has not received any written notice of any and to, Seller’s knowledge, there are no existing, pending or contemplated condemnation, eminent domain or similar proceeding with respect to the Property.

7.2    Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that:

7.2.1    Organization, Power and Authority. Buyer is a corporation duly organized and validly existing under the laws of the State of Washington. Buyer has all requisite power and authority to execute and deliver this Agreement and any and all documents, instruments and agreements to be executed and delivered pursuant to this Agreement to which Buyer is a party (including the Closing Documents), and to perform its obligations hereunder and thereunder and to effect the transactions contemplated hereby and thereby. All requisite corporate or other action has been taken to authorize and approve the execution, delivery and performance by Buyer of this Agreement and any and all documents, instruments and agreements to be executed and delivered pursuant to this Agreement to which Buyer is a party (including the Closing Documents).

7.2.2    No Conflict. To Buyer’s knowledge, (i) this Agreement does not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject and (ii) all documents to be executed by Buyer which are to be delivered at Closing will not, at the time of Closing, violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

7.2.3    Insolvency. Buyer is not a debtor under any bankruptcy proceedings, voluntary or involuntary, and has not made an assignment for the benefit of its creditors.

7.2.4    Sophisticated Purchaser. Buyer is a sophisticated purchaser with sufficient knowledge, experience and expertise to evaluate the Property and Buyer’s acquisition of the Property. Buyer has had sufficient opportunity to conduct due diligence and investigations regarding the Property, and Buyer is relying solely on the results of Buyer’s due diligence and investigations, the advice of Buyer’s own advisors and consultants, and Buyer’s own judgment and analysis in determining whether to acquire the Property.

7.3    Survival. The representations, warranties, and covenants and all other obligations, provisions and liabilities under this Agreement or any of the Closing Documents (including any cause of action by reason of a breach thereof) shall survive the Closing for a period of 180 days after the Closing Date unless otherwise expressly provided in this Agreement; provided, however, that, all of Section 8 and Section 10 shall survive indefinitely, and any other Section of this Agreement that is expressly stated to survive the Closing for a different period of time or indefinitely (and only such Sections), shall survive the Closing for such different period

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of time or indefinitely (as applicable). Notwithstanding anything to the contrary in this Agreement, Seller shall have no liability, and Buyer shall make no claim against Seller, for (and Buyer shall be deemed to have waived any failure of a condition hereunder by reason of) a failure of any condition or a breach of any representation or warranty, covenant, or other obligation of Seller under this Agreement or any Closing Document executed by Seller (including for this purpose any matter that would have constituted a breach of Seller’s representations and warranties had they been made on the Closing Date) in the event Buyer (x) has knowledge prior to Closing of a condition, statement of facts or other matter that constitutes or results in such breach, (y) has the right to terminate this Agreement pursuant to Section 4.1.3 and (z) nonetheless proceeds with the Closing.

7.4    Knowledge.

7.4.1    Definition. When a statement is made under this Agreement to the “knowledge” or “actual knowledge” of a party (or other similar phrase), it shall mean that none of the Designated Representative(s) of such party has any [ * ] knowledge ([ * ]) of any facts indicating that such statement is not true. None of the Designated Representatives shall have any personal liability under this Agreement.

7.4.2    Designated Representatives. The “Designated Representative(s)” are limited to the following individuals:

(a)    for Seller: [ * ]; and

(b)    for Buyer: [ * ].

7.5    Interim Covenants of Seller. From the Effective Date until the Closing Date or the sooner termination of this Agreement, Seller hereby agrees as follows:

7.5.1    Maintenance/Operation. Seller shall, at its cost and expense, manage, maintain and operate the Property in materially the same manner as it has managed, maintained and operated the Property through the Effective Date, subject to ordinary wear and tear and further subject to the casualty and condemnation provisions in this Agreement.

7.5.2    Leases. Seller shall not, (a) modify, renew (except pursuant to the exercise by a tenant of a renewal or extension option contained in such tenant’s Lease which shall not require the prior written approval of the Buyer), grant any consent to any assignment or sublet, or waive any material rights in writing under the Leases, (b) terminate any Lease except by reason of a default by the tenant thereunder and then only in accordance with Seller’s past practice or as required by law, (c) enter into a New Lease, or (d) accept a surrender or consent to the termination or cancellation of any Lease by the tenant thereunder, except to the extent landlord is obligated to do so in accordance with the terms of such Lease or as required by law or arising by reason of a default by the tenant thereunder, in each case described in clauses (a) through (d), without the prior written approval of Buyer (which approval shall not be unreasonably withheld, conditioned or delayed), and which shall be deemed approved if Buyer fails to respond to a written request for approval made at any time during the term of this

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement within three (3) business days after receipt of the request therefor together with a summary of lease terms in reasonable detail and a statement as to the brokerage commission, if any, payable in connection therewith. If Buyer approves (or is deemed to have approved) of Seller’s entering into a New Lease and such lease is thereafter fully executed, then (i) the amount of the brokerage commission specified in Seller’s notice, (ii) the cost of any tenant improvements to be performed by the landlord under the terms of the proposed lease, (iii) the amount of any cash work allowances required to be given by the landlord to the tenant under the terms of the proposed lease incurred in connection with such New Lease and (iv) the economic impact of any free rent shall be the responsibility of Buyer and shall be apportioned at the Closing in accordance with the proration provisions herein. Upon Seller’s execution and delivery of any such lease approved by Buyer, the same shall be deemed to be a New Lease for all purposes under this Agreement.

7.5.3    Contracts. Seller shall not enter into any service or equipment leasing contracts or other similar agreements relating to the Property unless such contracts or agreements are terminable by Seller for any or no reason, without penalty or liability, upon thirty (30) days’ written notice or less, and, if Buyer has not elected to assume any such contract or agreement pursuant to Section 7.6.1, Seller shall provide a notice of termination for such contracts or agreements on or prior to the Closing Date. If Seller desires to enter into any service or equipment leasing contract or other similar agreement relating to the Property that is not terminable by Seller for any or no reason, without penalty or liability, upon thirty (30) days’ written notice or less, then (i) Seller shall be required to obtain Buyer’s approval, which shall not be unreasonably withheld, conditioned, or delayed, prior to entering into any such contract or agreement, and (ii) at Closing, Buyer shall be required to assume any such contract or agreement that Buyer has approved in accordance with this Section 7.5.3.

7.5.4    Intentionally Blank.

7.6    Mutual Covenants.

7.6.1    Buyer shall notify Seller in writing which Contracts Buyer will assume at Closing on or prior to the date that is five (5) days prior to the Closing Date; provided, that, Buyer shall not be required to assume any Contract at Closing. Promptly after the Closing Date, Seller, at Seller’s sole cost and expense, shall terminate any Contracts that Buyer does not elect to assume by written notification to Seller on or prior to expiration of the. If Buyer does not notify Seller prior to the expiration of such five (5) day period, Buyer shall be deemed to have elected that Seller terminate all such Contract(s). Any such Contracts terminated pursuant to this Section 7.6.1 shall be treated as Excluded Contracts under this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.    DISCLAIMER; RELEASE; WAIVER; INDEMNITY. AS AN ESSENTIAL INDUCEMENT TO SELLER TO ENTER INTO THIS AGREEMENT, AND AS PART OF THE DETERMINATION OF THE PURCHASE PRICE, BUYER ACKNOWLEDGES AND AGREES AS FOLLOWS:

8.1    DISCLAIMER.

8.1.1    AS-IS; WHERE-IS. THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS” BASIS. SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE OF, AS TO, CONCERNING, OR WITH RESPECT TO THE PROPERTY OR ANY OTHER MATTER WHATSOEVER.

8.1.2    SOPHISTICATION OF BUYER. BUYER IS A SOPHISTICATED BUYER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF REAL ESTATE PROJECTS SIMILAR TO THE PROPERTY. BUYER ALSO ACKNOWLEDGES THAT IT IS ACQUIRING THE PROPERTY SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY BUYER’S TITLE INSURANCE POLICY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER.

8.1.3    DUE DILIGENCE MATERIALS. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY IS SOLELY FOR BUYER’S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES. SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO (AND EXPRESSLY DISCLAIMS ALL) REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER SHALL NOT BE LIABLE FOR ANY MISTAKES, OMISSIONS, OR MISREPRESENTATIONS, OR FOR ANY FAILURE OF BUYER TO INVESTIGATE THE PROPERTY, NOR SHALL SELLER BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS, OR OTHER INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY SELLER OR BY ANY AFFILIATE, AGENT, REPRESENTATIVE, MANAGER, MEMBER, OR PARTNER OF SELLER, OR BY ANY REAL ESTATE BROKERS, MEMBERS, PARTNERS, AGENTS, REPRESENTATIVES, TRUSTEES, AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES, SERVANTS, OR AGENTS OF ANY OF THE FOREGOING, OR OTHER PERSONS OR ENTITIES ACTING ON BEHALF OF SELLER OR AT SELLER’S REQUEST OR OTHERWISE AFFILIATED WITH SELLER (COLLECTIVELY, “SELLER-RELATED PARTIES”).

8.1.4    BUYER’S INSPECTIONS. AS OF THE EFFECTIVE DATE, BUYER ACKNOWLEDGES IT HAS HAD THE OPPORTUNITY TO CONDUCT, AND HAS CONDUCTED, SUCH DUE DILIGENCE AS BUYER HAS DEEMED NECESSARY OR APPROPRIATE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN AND BUYER HEREBY WAIVES THE RIGHT TO CONDUCT ANY FURTHER DILIGENCE. BUYER REPRESENTS AND COVENANTS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TO SELLER THAT BUYER HAS CONDUCTED SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OF, OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO, ANY HAZARDOUS MATERIALS, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR THE SELLER RELATED PARTIES.

8.2    RELEASE; WAIVER.

8.2.1    RELEASES. EFFECTIVE AS OF THE CLOSING, BUYER HEREBY RELEASES SELLER AND ALL SELLER-RELATED PARTIES FROM ANY AND ALL CLAIMS THAT BUYER OR ANY PARTY CLAIMING BY, THROUGH, OR UNDER BUYER (A “BUYER-RELATED PARTY”) HAS OR MAY HAVE AS OF, AS WELL AS FROM AND AFTER, CLOSING ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTY, INCLUDING THE DUE DILIGENCE MATERIALS (INCLUDING THE COMPLETENESS OR ACCURACY OF ANY AND ALL MATERIALS, DATA AND INFORMATION REGARDING THE PROPERTY), THE LEASES AND THE TENANTS THEREUNDER, THE PHYSICAL CONDITION OF THE PROPERTY, INCLUDING ANY DEFECT, DEFICIENCIES, CONSTRUCTION DEFECTS, ERRORS, OR OMISSIONS IN THE DESIGN, CONSTRUCTION OR OPERATION OF THE PROPERTY (LATENT, PATENT OR OTHERWISE), ANY PAST, PRESENT OR FUTURE PRESENCE OR EXISTENCE OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PROPERTY (INCLUDING IN THE GROUNDWATER UNDERLYING THE PROPERTY AND/OR THE RELEASE OR DISCHARGE OF ANY HAZARDOUS MATERIALS FROM THE PROPERTY, THE VIOLATIONS OF ANY APPLICABLE STATUTES OR LAWS WITH REGARD TO THE PROPERTY, INCLUDING ANY ENVIRONMENTAL LAWS, ANY OTHER ENVIRONMENTAL CONDITIONS RELATING TO THE PROPERTY (WHETHER OR NOT DISCLOSED BY SELLER), INCLUDING THE ENVIRONMENTAL DISCLOSED MATTERS AND THE ENVIRONMENTAL CONDITIONS, THE EXISTENCE OR NON-EXISTENCE OF UTILITY CONNECTIONS OR AVAILABILITY OR UNAVAILABILITY OF UTILITIES FOR THE PROPERTY AND ANY AND ALL OTHER MATTERS REGARDING THE PROPERTY, IN EACH CASE WHETHER EXISTING PRIOR TO OR AFTER CLOSING, AND BUYER SHALL NOT LOOK TO ANY SELLER-RELATED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. IN ADDITION TO, AND NOT IN LIMITATION OF THE FORGOING, EFFECTIVE AS OF THE CLOSING, (I) BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT ANY AND ALL COVENANTS, AGREEMENTS AND OBLIGATIONS OF SELLER UNDER THE LEASE (COLLECTIVELY, THE “SELLER LEASE OBLIGATIONS”) AND ANY AND ALL INDEMNITIES PROVIDED BY SELLER UNDER THE LEASE, INCLUDING, WITHOUT LIMITATION UNDER SECTION 20.1 OF THE LEASE (COLLECTIVELY, THE “SELLER LEASE INDEMNITIES”) SHALL BE NULL AND VOID AND OF NO FURTHER FORCE OR

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EFFECT, (II) BUYER HEREBY RELEASES SELLER AND ALL SELLER-RELATED PARTIES FROM ANY AND ALL CLAIMS THAT BUYER OR ANY BUYER-RELATED PARTY HAS OR MAY HAVE AS OF, AS WELL AS FROM AND AFTER, CLOSING ARISING FROM THE LEASE AND ANY ASSIGNMENT OR TERMINATION OF THE LEASE, INCLUDING WITHOUT LIMITATION, THE SELLER LEASE OBLIGATIONS AND THE SELLER LEASE INDEMNITIES, AND (III) BUYER FULLY AND UNCONDITIONALLY RELEASES, CANCELS, ANNULS, RESCINDS, DISCHARGES, DISCLAIMS, WAIVES AND RELEASES ANY AND ALL RIGHTS AND BENEFITS BUYER OR ITS AFFILIATES MAY HAVE UNDER THE LEASE WHETHER ARISING BEFORE OR AFTER THE ASSIGNMENT OF THE LEASE OR THE TERMINATION OF THE LEASE, AS APPLICABLE. EACH SUCH RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESS TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES, AND CAUSES OF ACTION. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BY PROCEEDING TO CLOSING, BUYER SHALL BE DEEMED TO HAVE RELEASED SELLER AND ALL SELLER-RELATED PARTIES FROM ALL RESPONSIBILITY AND LIABILITY TO BUYER REGARDING THE CONDITION (INCLUDING ITS PHYSICAL CONDITION AND ITS COMPLIANCE WITH LAWS, AND THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF HAZARDOUS MATERIALS (OR SUBSTANCES THAT HAVE BEEN, OR MAY IN THE FUTURE BE DETERMINED TO BE, HAZARDOUS MATERIALS OR SUBJECT TO REGULATION BY LAWS AND/OR THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE LAWS)), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.2.2    WAIVER. BY PROCEEDING TO CLOSING, BUYER SHALL BE DEEMED TO HAVE ACKNOWLEDGED THAT IT HAS INSPECTED THE PROPERTY, OBSERVED ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND HAS HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF THE PROPERTY AND ADJACENT AREAS AS IT DEEMED NECESSARY, AND BUYER SHALL BE DEEMED TO HAVE WAIVED ANY AND ALL OBJECTIONS TO OR COMPLAINTS (INCLUDING BUT NOT LIMITED TO ACTIONS BASED ON FEDERAL OR STATE STATUTORY OR COMMON LAW AND ANY PRIVATE RIGHT OF ACTION UNDER ANY LAWS ((INCLUDING THOSE PERTAINING TO ENVIRONMENTAL PROTECTION) TO WHICH THE PROPERTY IS OR MAY BE SUBJECT) REGARDING PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING WITHOUT LIMITATION STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY, AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING WITHOUT LIMITATION THE PRESENCE OF HAZARDOUS MATERIALS, MAY NOT BE REVEALED BY ITS INVESTIGATION. IN ADDITION TO, AND NOT IN LIMITATION OF THE FORGOING, BY PROCEEDING TO CLOSING, BUYER SHALL BE DEEMED TO HAVE WAIVED ANY AND ALL CLAIMS (KNOWN OR UNKNOWN) ARISING FROM THE LEASE AND THE ASSIGNMENT OR TERMINATION OF THE LEASE, AS APPLICABLE, INCLUDING WITHOUT LIMITATION, THE SELLER LEASE OBLIGATIONS, THE SELLER LEASE INDEMNITIES AND ANY RIGHTS OR BENEFITS OF BUYER OR ITS AFFILIATES AS TENANT UNDER THE LEASE.

/s/ DMB
INITIALS OF BUYER

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.3    Indemnity.

8.3.1    Indemnification by Buyer. Buyer agrees to and shall compensate, indemnify, defend (at Seller’s option and with counsel reasonably acceptable to Seller) and hold harmless Seller and its affiliates and each of their respective officers, directors, shareholders, members, partners, employees, successors and assigns (collectively, the “Indemnitees”), from and against any and all claims, liabilities, causes of action, losses, costs, damages, reasonable attorneys’ fees, judgments or expenses (“Seller Party Losses”), to the extent arising out of (i) any claims, liabilities or obligations of Buyer, whether accrued, absolute, contingent or otherwise, arising out of Buyer’s ownership, management and/or operation of the Property after Closing, or (ii) any breach of Buyer’s obligations under this Agreement that survive Closing.

8.3.2    Notice and Opportunity to Defend.

(a)    Notice of Asserted Liability. Following the receipt by one or more of the Indemnitees of written notice of any claims, liabilities, causes of action or any other circumstances that would give rise to a claim for compensation or indemnification pursuant to Section 8.3.1 of this Agreement (“Asserted Liability”), Indemnitees shall give written notice thereof to Buyer (“Claims Notice”). Following the receipt of a Claims Notice, and without in any way limiting or reducing the obligations of Buyer pursuant to Section 8.3.1, Buyer shall defend (at Seller’s option and with counsel reasonably acceptable to Seller) and satisfy such Asserted Liability. All costs, fees and expenses to the extent incurred for the defense and satisfaction of such Asserted Liability shall be borne by and be the sole responsibility of Buyer to the extent required by Section 8.3.1.

(b)    Opportunity to Defend. Without in any way limiting or reducing the obligations of Buyer pursuant to Section 8.3.1 or Section 8.3.2(a), Indemnitees may elect to defend (by their own counsel), compromise and/or satisfy any Asserted Liability. Without in any way limiting or reducing the obligations of Buyer pursuant to Section 8.3.1 or Section 8.3.2(a), if Indemnitees elect to defend (by their own counsel), compromise and/or satisfy such Asserted Liability, Indemnitees shall notify Buyer of Indemnitees’ intent to do so, and Buyer shall cooperate in the defense, compromise and satisfaction of such Asserted Liability. All reasonable costs, fees and expenses to the extent incurred for the defense, compromise and satisfaction of any such Asserted Liability shall be borne by and shall be the responsibility of Buyer. Furthermore, and without limiting the obligations of Buyer pursuant to Section 8.3.1 or Section 8.3.2(a), Buyer shall compensate Indemnitees for all Seller Party Losses incurred by Indemnitees in connection with any such Asserted Liability to the extent required by Section 8.3.1.

(c)    Timing for Payment. In the event Indemnitees incur any Seller Party Losses which were not otherwise paid or satisfied by Buyer pursuant to this Agreement, Indemnitees shall deliver written notice to Buyer advising Buyer that Indemnitees have incurred such Seller Party Losses (“Notice of Loss”). The Notice of Loss shall include an itemization of all of the Seller Party Losses which Buyer is required to pay pursuant to and in accordance with the terms and provisions of this Agreement. Within thirty (30) days after the date of receipt by Buyer of a Notice of Loss, Buyer shall pay to Indemnitees the aggregate amount of the Seller Party Losses described in such Notice of Loss to the extent required by Section 8.3.1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.    Default.

9.1    Default by Seller. If the Closing shall not occur by reason of Seller’s material default hereunder that has not been cured within fifteen (15) days following receipt of written notice thereof (a “Seller Default”), then, provided Buyer is not in default of any of its obligations under this Agreement and Buyer has demonstrated that it is ready, willing and able to perform its obligations under this Agreement (including having obtained funds at least equal to the Closing Payment), Buyer shall be entitled as its sole and exclusive remedy to either (1) pursue the equitable remedy of specific performance of this Agreement; provided, that, in the event Buyer elects to pursue the equitable remedy of specific performance of this Agreement pursuant to this Section, then Buyer must file and serve upon Seller a complaint seeking specific performance within sixty (60) days after the scheduled Closing Date (and thereafter must be diligently pursued) or be forever barred, or (2) terminate this Agreement and obtain a return of the Deposit (less the Independent Consideration, which shall be paid to Seller), but no other action, for damages or otherwise, shall be permitted.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.2    Default by Buyer. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF BUYER HAS NOT TERMINATED THIS AGREEMENT IN ACCORDANCE WITH THE TERMS SET FORTH IN THIS AGREEMENT AND IF THE SALE OF THE PROPERTY TO BUYER IS NOT CONSUMMATED OTHER THAN SOLELY AND DIRECTLY DUE TO A SELLER DEFAULT, THEN SELLER, AS SELLER’S SOLE AND EXCLUSIVE REMEDY, BUT SUBJECT TO THE PROVISIONS OF THIS AGREEMENT THAT EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT, MAY TERMINATE THIS AGREEMENT AND THE DEPOSIT SHALL BE DELIVERED TO AND RETAINED BY SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER THIS AGREEMENT FOR SUCH FAILURE TO CLOSE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY MAY BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER’S DEFAULT, AND THAT THE DEPOSIT REPRESENTS THE PARTIES’ BEST CURRENT ESTIMATE OF SUCH DETRIMENT. THIS SECTION 9.2 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT. NOTHING CONTAINED IN THIS SECTION 9.2 SHALL LIMIT OR IMPAIR ANY OF SELLER’S RIGHTS AND REMEDIES AGAINST BUYER UNDER THE LEASE OR FOR ANY OTHER PRE-CLOSING DEFAULT BY BUYER UNDER THIS AGREEMENT (INCLUDING BUYER’S DUE DILIGENCE INDEMNITY UNDER SECTION 4.4, THE INDEMNITY UNDER SECTION 10.1 OR BREACH OF CONFIDENTIALITY UNDER SECTION 10.21 BELOW).

/s/ DMB	/s/ ML
BUYER’S INITIALS	SELLER’S INITIALS

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9.3    Closing. If the Closing shall occur, the Deposit shall be applied as a partial payment of the Purchase Price.

10.    Miscellaneous.

10.1    Brokers.

10.1.1    In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Seller agrees to pay to [ * ] (the “Broker”) at Closing a brokerage commission pursuant to a separate written agreement between Seller and Broker. Seller represents and warrants to Buyer that no broker or finder, other than the Broker, has been engaged by it, respectively, in connection with the sale contemplated by this Agreement. Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with the sale contemplated by this Agreement. In the event of a claim for broker’s or finder’s fee or commissions in connection with the sale contemplated by this Agreement other than the Broker, then Seller shall indemnify, defend, and hold harmless Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify, defend and hold harmless Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer.

10.1.2    The provisions of this Section 10.1 are not intended to apply to leasing commissions incurred in accordance with this Agreement.

10.2    Limitation of Liability.

10.2.1    Notwithstanding anything to the contrary contained herein, the direct and indirect shareholders, partners, members, trustees, officers, directors, employees, agents, and security holders of the parties are not assuming any, and shall have no, personal liability for any obligations of the parties hereto under this Agreement. Each party further agrees, except as provided in the last sentence of this Section 10.2.1, as to any relief it may seek for the other party’s default or breach hereunder, it shall not have the right to seek or claim, and shall not seek, claim, demand or bring suit for any relief in the nature of consequential, incidental, punitive, exemplary or statutory damages in the event of any breach of this Agreement and/or any of the Closing Documents by the other party, regardless of whether such damages were foreseeable, whether occurring before or after Closing, which excluded damages include any claim for “lost opportunities,” “changes in markets,” “loss of tax benefits,” or the like. Nothing in this Section is intended to contradict or bar a party’s right to damages or compensation in accordance with any provision in Article 9 or the right to recover legal costs and/or attorneys’ fees pursuant to Section 10.11, whether or not such damages or compensation might otherwise be characterized as “consequential” or “incidental” damages.

10.2.2    Notwithstanding anything to the contrary contained herein (but subject to the provisions of Section 10.2.1) or in any of the Closing Documents, Seller shall have no liability to Buyer (and Buyer shall make no claim against Seller) for a breach of any representation or warranty or any other covenant, agreement, or obligation of Seller that survives

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Closing, or for indemnification, under this Agreement or any Closing Document unless the valid claims for all such breaches and indemnifications collectively aggregate to more than [ * ]. Notwithstanding the preceding sentence, the maximum aggregate liability of Seller, and the maximum aggregate amount which may be awarded to and collected by Buyer, as a result of the breach by Seller of any covenants, agreements, obligations, representations and/or warranties of Seller under this Agreement and/or under the Closing Document or otherwise related to the transaction contemplated by this Agreement and the Property shall not exceed, in the aggregate, an amount equal to [ * ] (the “Cap Limitation”). Buyer acknowledges and agrees that the limits and restrictions set forth in this Section have been specifically negotiated and agreed upon by and between Seller and Buyer and that Seller would not be willing to enter into this Agreement without Buyer’s agreement to these restrictions and that the same are therefore binding and effective upon Buyer and its successors and assigns.

10.3    Schedules and Exhibits; Entire Agreement; Modification. All schedules and exhibits attached and referred to in this Agreement are hereby incorporated herein as if fully set forth in (and shall be deemed to be a part of) this Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

10.4    Time of the Essence. Time is of the essence of this Agreement. However, whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, “business day” shall mean any day other than a Saturday, Sunday, or federal or Washington state holiday. Unless expressly indicated otherwise, (a) all references to time in this Agreement shall be deemed to refer to Pacific time, and (b) all time periods provided for under this Agreement shall expire at 5:00 p.m. Pacific time.

10.5    Interpretation. Section headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed, and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications, or exhibits hereto or thereto. The words “herein”, “hereof”, “hereunder”, “hereby”, “this Agreement”, and other similar references shall be construed to mean and include this Agreement and all amendments and supplements hereto unless the context shall clearly indicate or require otherwise. Whenever the words “including”, “include”, or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner. Except as otherwise indicated, all Schedule, Exhibit, and Section references in this Agreement shall be deemed to refer to the Schedules, Exhibits, and Sections in this Agreement. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder must be in writing to be effective and may be given or withheld in the sole and absolute discretion of such party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.6    Governing Law. This Agreement shall be construed and enforced in accordance with the Laws of the State of Washington, without giving effect to any principles regarding conflict of laws.

10.7    Successors and Assigns. Each of the covenants, conditions and agreements contained in this Agreement shall inure to the benefit of and shall apply to and be binding upon the Parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns. Nothing in this Section 10.7 shall in any way alter the provisions of this Agreement restricting assignment.

10.8    Assignment.

10.8.1    No assignment of this Agreement or Buyer’s rights or obligations hereunder shall be made by Buyer without first having obtained Seller’s written approval of any such assignment, which approval may be granted or withheld in the sole and absolute discretion of Seller, and any such purported assignment without Seller’s prior written consent shall be null and void ab initio; provided, however, that, Buyer shall have the right to assign all of its interest in this Agreement to Seattle Genetics, Inc., a Delaware corporation (the “Permitted Assignee”). Any transfer, directly or indirectly, of any stock, partnership interest, membership interest or other ownership interest in Buyer shall constitute an assignment of this Agreement requiring Seller’s prior written consent; provided, however, that the foregoing shall not be construed to prohibit the transfer of stock in a publicly traded company on a public stock exchange.

10.8.2    In the event Buyer intends to assign its rights hereunder (but, in any event, subject to the requirements of Section 10.8.1), including, without limitation, to the Permitted Assignee:

(a)    Buyer shall send Seller written notice of its request at least five (5) business days prior to the Closing Date, which notice shall include the legal name and structure of the proposed assignee and evidence reasonably satisfactory to Seller of the valid legal existence of Buyer’s assignee, its qualification (if necessary) to do business in the jurisdiction in which the Property is located and of the authority of Buyer’s assignee to execute and deliver any and all documents required of Buyer under the terms of this Agreement;

(b)    Buyer shall provide Seller any other information that Seller may reasonably request with respect to the proposed assignee;

(c)    Buyer and the proposed assignee shall execute an assignment and assumption of this Agreement pursuant to which Buyer’s obligations hereunder are expressly assumed by such assignee; and

(d)    Buyer shall execute a joinder to this Agreement in the form attached hereto as Exhibit “L” for the purpose of agreeing to and confirming to be bound by the provisions of Section 8.2 of this Agreement.

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10.8.3    Notwithstanding any provision in this Agreement to the contrary:

(a)    Any permitted assignment by Buyer shall not relieve Buyer of any of its obligations and liabilities hereunder including obligations and liabilities which survive Closing or the termination of this Agreement, nor shall any such assignment alter, impair or relieve such assignee from the waivers, acknowledgements and agreements of Buyer set forth herein, all of which will be binding upon any assignee of Buyer;

(b)    No transfer by Buyer of any interest in this Agreement and no transfers of direct or indirect interests in Buyer shall be permitted if the same would cause the representations and warranties made in Sections 7.2.1, 7.2.2 or 10.16 to be untrue, inaccurate or incomplete; provided, however, that, the first sentence of Section 7.2.1 may be updated to reflect the entity type and state of formation or incorporation of an assignee, as needed, and Buyer covenants to cooperate with Seller’s requests to provide documentation reasonably necessary or desirable for Seller to verify that such representations and warranties are true, accurate and complete at all times prior to Closing. If Buyer fails to provide the requested documentation to Seller at least five (5) business days prior to the Closing Date, then Seller shall have the right, at its election, to postpone the Closing Date for a period not to exceed thirty (30) days; and

(c)    Under no circumstances shall Buyer have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller’s sale of the Property to such person or entity would, in the reasonable opinion of Seller’s ERISA advisors or consultants, create or otherwise cause a “prohibited transaction” under ERISA. In the event Buyer assigns this Agreement or transfers any ownership interest in Buyer, and such assignment or transfer would make the consummation of the transaction hereunder a “prohibited transaction” under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to terminate this Agreement.

(d)    Any purported assignment by Buyer that does not comply with the provisions of this Section 10.8 shall be null and void ab initio.

10.9    Notices. All notices, demands, and communications permitted or required to be given hereunder shall be in writing, and shall be delivered (a) personally; (b) by United States registered or certified mail, postage prepaid; (c) by FedEx or other reputable courier service regularly providing evidence of delivery (with charges paid by the party sending the notice); or (d) by a PDF or similar attachment to an e-mail, provided that such e-mail attachment shall be followed within one (1) business day by delivery of such notice pursuant to clause (a), (b), or (c) above. (Notwithstanding clause (d), e-mail notice is sufficient in and of itself, and need not be followed by delivery of notice pursuant to clause (a), (b), or (c) above, as long as both (i) the notice is not a notice of default or a notice of termination of the Agreement, and (ii) receipt of such e-mail is affirmatively acknowledged by all parties to whom such e-mail is required to be addressed (including those to be copied).) Any such notice to a party shall be addressed at the address set forth below (subject to the right of a party to designate a different address for itself by notice similarly given):

To Seller:	BMR-3450 Monte Villa Parkway LLC
[ * ]
Attention: [ * ]
Telephone: [ * ]
E-mail: [ * ]

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with copy to:	BMR-3450 Monte Villa Parkway LLC
[ * ]
Attention: [ * ]
Telephone: [ * ]
E-mail: [ * ]

with copy to:

[ * ]
[ * ]
[ * ]
Attention: [ * ], Esq.
Telephone: [ * ]
E-mail: [ * ]

To Buyer:	ZymoGenetics, Inc.
[ * ]
Attention: [ * ]

with a copy to:

ZymoGenetics, Inc.
[ * ]
Attention: [ * ]
Telephone: [ * ]
E-mail: [ * ]

Service of any such notice or other communications so made shall be deemed effective on the day of actual delivery (whether accepted or refused), provided that if any notice or other communication to be delivered by email attachment as provided above cannot be transmitted because of a problem affecting the receiving party’s computer, the deadline for receiving such notice or other communication shall be extended through the next business day, as shown by the addressee’s return receipt if by certified mail, and as confirmed by the courier service if by courier; provided, however, that if such actual delivery occurs after 5:00 p.m. local time where received or on a non-business day, then such notice or communication so made shall be deemed effective on the first business day after the day of actual delivery. Except as expressly provided above with respect to certain email attachments and in Section 10.21 below, no communications via electronic mail shall be effective to give any notice, request, direction, demand, consent, waiver, approval, or other communications hereunder. The attorneys for any party hereto shall be entitled to provide any notice that a party desires to provide or is required to provide hereunder.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.10    Third Parties. Except as provided in Section 8.2, nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties hereto and their respective successors and assigns, and nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, and no provision shall give any third parties any right of subrogation or action over or against any party to this Agreement.

10.11    Legal Costs. Except as otherwise expressly set forth in this Agreement, each party shall pay its own costs and expenses incurred in connection with this Agreement and such party’s performance under this Agreement, provided that, if either party commences an action, proceeding, demand, claim, action, cause of action or suit against the other party arising out of or in connection with this Agreement, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action, proceeding, demand, claim, action, cause of action or suit, and in any appeal in connection therewith (regardless of whether the applicable action, proceeding, demand, claim, action, cause of action, suit or appeal is voluntarily withdrawn or dismissed). The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11, or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

10.12    Bulk Sales Laws. Buyer and Seller hereby agree to comply with the provisions of any bulk sales, bulk transfer or similar laws of any jurisdiction that may be applicable with respect to the sale of all or any portion of the Property to Buyer, and both parties hereby agree to reasonably cooperate with the other in such compliance.

10.13    Further Assurances. Each party shall, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged, or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement (provided the same do not increase in any respect the costs to, or liabilities or obligations of, such party in a manner not otherwise provided for herein).

10.14    Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by Law.

10.15    Press Releases. Prior to Closing, neither party, nor any of its respective affiliates, successors or assigns, shall make any public announcements regarding the existence of this Agreement, the terms of this Agreement and/or the transactions contemplated herein without the prior written approval of the other party, which approval may be granted or withheld in such

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other party’s sole and absolute discretion, except that Seller may disclose the existence of this Agreement and its terms to its investors as Seller deems necessary or desirable in its sole discretion or otherwise as required by law.

10.16    Anti-Terrorism Law. Each party is in material compliance with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network (collectively, the “Anti-Money Laundering and Anti-Terrorism Laws”), and any other Laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Agreement. Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury, as last updated prior to the date of this Agreement. The monies used to fund Buyer’s investment in the Property are not (i) derived from, invested for the benefit of or related in any way to the governments of, or persons within, any country under a United States embargo enforced by the Office of Foreign Assets Control of the United States Department of the Treasury, or (ii) derived from any illegal or illicit activity.

10.17    Tax Appeal Proceedings.

10.17.1    Prosecution and Settlement of Proceedings.

(a)    If any tax reduction proceedings in respect of the Property, relating to any tax years ending prior to the year in which the Closing occurs, are pending at the time of the Closing, Seller reserves and shall have the right to continue to prosecute and/or settle the same at no cost or expense to Buyer and without Buyer’s consent; provided, that, Seller shall not be permitted to settle or compromise any such proceedings if such settlement or compromise would have an adverse impact on the taxes for the fiscal year in which the Closing occurs or any subsequent tax period.

(b)    If any tax reduction proceedings in respect of the Property, relating to the tax year in which the Closing occurs, are pending at the time of Closing, then Seller reserves and shall have the right to continue to prosecute and settle the same; provided, however, that Seller shall not settle any such proceeding without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed. Buyer shall reasonably cooperate with Seller in connection with the prosecution of any such tax reduction proceedings.

10.17.2    Application of Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings that are applicable to taxes allocable to the period prior to the date of the Closing shall belong to and be the property of Seller, and any refunds or savings in the payment of taxes that are applicable to taxes allocable to the period from and after the date of the Closing shall belong to and be the property of Buyer; provided, however, that if any such refund creates an obligation to reimburse any tenants under any Lease for any rents or additional rents paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be

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provided in such Lease to such tenant) shall, at Seller’s election, either (a) be paid to Buyer and Buyer shall disburse the same to such tenants or (b) be paid by Seller directly to the tenants entitled thereto. All reasonable attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between Seller and Buyer in proportion to the gross amount of such refunds or savings payable to Seller and Buyer, respectively (without regard to any amounts reimbursable to tenants); provided, however, that neither Seller nor Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding.

10.18    Acceptance of Deed. Consummation of the Closing shall be deemed full compliance by Seller of all of Seller’s obligations under this Agreement except for those obligations of Seller that are specifically stated to survive the Closing hereunder.

10.19    Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto.

10.20    Relationship of the Parties. Nothing in this Agreement shall be construed so as to make Buyer a partner of the Seller and nothing in this Agreement shall be construed so as to make Buyer an owner of the Property for any purpose until the Closing Date.

10.21    Confidentiality. Buyer shall treat the terms of the transaction contemplated in this Agreement, including, without limitation, the Purchase Price, all other financial terms and all Due Diligence Materials (collectively, the “Confidential Information”) as confidential and proprietary information of Seller. Buyer shall hold the Confidential Information in confidence and shall not disclose such information or materials to any third-parties other than Title Company, Escrow Agent and Buyer’s attorneys, employees, consultants, accountants, investors and lenders on a “need to know” basis and subject to the same confidentiality obligations set forth in this paragraph. Buyer shall cause Buyer’s Representatives to treat any information obtained pursuant to this Agreement, including, without limitation, the Confidential Information, as confidential and subject to the same confidentiality obligations set forth in this paragraph. Buyer shall be liable to Seller for any breach by any Buyer’s Representatives of the confidentiality restrictions set forth herein. The covenants of Buyer set forth in this Section shall not apply to any Confidential Information that (i) is, or subsequently becomes, part of the public domain other than as a result of a breach of this Agreement by Buyer and/or (ii) was communicated to Buyer from other sources at the time of disclosure by Seller to Buyer and such prior knowledge can be reasonably demonstrated by Buyer. Notwithstanding the foregoing, Buyer shall not be deemed to have violated the provisions of this Section 10.21 if Buyer is required to disclose any Confidential Information pursuant to a judicial order validly issued and served upon Buyer by a court with competent jurisdiction over the Property and the Confidential Information that is the subject of such order, provided that Buyer (i) promptly, and in no event less than five (5) business days after receipt of such court order, delivers a copy of the same, together with any notices or other documents served on Buyer with such court order, to Seller, and (ii) cooperates in any effort (provided that Buyer is not thereby placed in breach of such court order) instituted by Seller to prevent such disclosure. Notwithstanding any such legally required disclosure by Buyer, such required disclosure will not otherwise affect Buyer’s

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obligations hereunder with respect to Confidential Information so disclosed. Buyer acknowledges and agrees that all of the Confidential Information, and any copies thereof made by Buyer or any other person or party to whom the Confidential Information is made available by Buyer, is and shall continue to be the property of Seller.

10.22    Counterparts; Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Agreement by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart. Notwithstanding the foregoing, upon written request by either party the other party promptly shall deliver an original, executed counterpart of this Agreement to the requesting party.

10.23    Jurisdiction. Buyer and Seller each irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of Washington and (b) the United States District Court for the Western District of Washington for the purposes of any suit, action, or other proceeding arising out of this Agreement or any transaction contemplated hereby. Buyer and Seller each further agree that service of any process, summons, notice, or document by U.S. certified mail to such party’s respective address set forth above shall be effective service of process for any action, suit, or proceeding in Washington with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. BUYER AND SELLER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY AND IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN (X) THE SUPREME COURT OF THE STATE OF WASHINGTON AND (Y) THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF WASHINGTON, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10.24    Commercial Disclosure. Buyer and Seller agree and acknowledge that the Property constitutes “Commercial Real Estate” as defined in RCW 64.06.005. Buyer hereby waives receipt of a seller disclosure statement required under RCW 64.06 for transactions involving the sale of commercial real estate, except Seller has provided to Buyer a disclosure statement limited to the “Environmental” section only in the form attached hereto as Exhibit “B” (the “Environmental Section”). By execution of this Agreement, Seller shall be deemed to have executed such disclosure statement and delivered the same to Buyer, and Buyer acknowledges that it has executed and received such disclosure statement, and further, assumes the risk of any and all matters disclosed in the Environmental Section or in any way related thereto. Buyer waives its right to rescind this Agreement under RCW 64.06.030. Buyer further acknowledges and agrees that the Environmental Section (i) is for the purpose of disclosure only, (ii) will not be considered part of this Agreement, and (iii) will not be construed as a representation or warranty of any kind by Seller.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[Signatures appear on following page.]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.

SELLER:

BMR-3450 MONTE VILLA PARKWAY LLC,
a Delaware limited liability company

By:	/s/ Marie Lewis
Name:	Marie Lewis
Title:	VP, Legal

BUYER:

ZYMOGENETICS, INC.,
a Washington corporation

By:	/s/ Denis Butkovic
Name:	Denis Butkovic
Title:	Authorized Signatory

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JOINDER BY ESCROW AGENT

Fidelity National Title, referred to in this Agreement as the “Escrow Agent,” hereby acknowledges that it received this Agreement executed by Seller and Buyer as of the 16 day of June, 2017, and accepts the obligations of the Escrow Agent as set forth herein.

FIDELITY NATIONAL TITLE

By:	/s/ Shelley Norman
Name:	Shelley Norman
Title:	SVP-Senior Underwriter

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ACKNOWLEDGEMENT BY ESCROW AGENT OF RECEIPT OF DEPOSIT

Fidelity National Title, referred to in this Agreement as the “Escrow Agent,” hereby acknowledges that it received the Deposit on the 14th day of June, 2017. The Escrow Agent hereby agrees to hold and distribute the Deposit in accordance with the terms and provisions of the Agreement.

FIDELITY NATIONAL TITLE

By:	/s/ M Packwood
Name:	M Packwood
Title:	Commercial Escrow Officer

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LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

“A”	-	Legal Description
“B”	-	Commercial Disclosure
“C”	-	Form of Deed
“D-1”	-	Form of Bill of Sale, Assignment, and Assumption to ZymoGenetics, Inc.
“D-2”	-	Form of Bill of Sale, Assignment, and Assumption
“E”	-	Intentionally Blank
“F”	-	Form of Seller Title Certificate
“G”	-	Form of Seller Closing Certificate
“H”	-	Form of Buyer Closing Certificate
“I”	-	Form of FIRPTA
“J”	-	Intentionally Blank
“K”	-	Form of Lease Termination Agreement
“L”	-	Joinder

SCHEDULES

1.22	-	Leases
1.32	-	Personal Property
4.4.1	-	Environmental Reports
5.3.1(b)		List of Unapplied Tenant Security Deposits

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EXHIBIT “A”

LEGAL DESCRIPTION

LOT 7, QUADRANT MONTE VILLA CENTER, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 54 OF PLATS, PAGES 165 THROUGH 169, INCLUSIVE, RECORDS OF SNOHOMISH COUNTY, WASHINGTON:

SITUATE IN THE CITY OF BOTHELL, COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

A-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “B”

COMMERCIAL DISCLOSURE

DISCLOSURE STATEMENT

Reference is made to the Purchase Agreement, dated June 16, 2017, (“Purchase Agreement”) by and between BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company (“Seller”), and ZymoGenetics, Inc., a Washington corporation (“Buyer”) relating to certain real property located in City of Bothell, Snohomish County, Washington, as more particularly described in the Purchase Agreement.

RCW Chapter 64.06 requires the sellers of commercial real property to provide a Seller Disclosure Statement in the form prescribed by RCW 64.06.013. However, pursuant to the terms of RCW 64.06.10, a buyer of commercial real property may expressly waive the receipt of the Seller Disclosure Statement unless the answer to any of the questions in the section entitled “Environmental” would be “yes,” in which case the buyer may not waive the receipt of the “Environmental” section of the Seller Disclosure Statement.

The section of the Seller Disclosure Statement entitled “Environmental” includes the following questions, to which Seller hereby provides answers as indicated by the boxes checked below:

I. SELLER’S DISCLOSURES:

If you answer “Yes” to a question with an asterisk (*), please explain your answer and attach documents, if available and not otherwise publicly recorded. If necessary, use an attached sheet.

ENVIRONMENTAL

[ * ]	*A. Has there been any flooding, standing water, or drainage problems on the property that affect the Property or access to the Property? [ * ]

[ * ]	*B. Is there any material damage to the property from fire, wind, floods, beach movements, earthquake, expansive soils, or landslides?

[ * ]	*C. Are there any shorelines, wetlands, floodplains, or critical areas on the Property? [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]

*D. Are there any substances, materials, or products in or on the Property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?

[ * ]

[ * ]	*E. Is there any soil or groundwater contamination?

[ * ]	*F. Has the Property been used as a legal or illegal dumping site?

[ * ]	*G. Has the Property been used as an illegal drug manufacturing site?

II. BUYER’S ACKNOWLEDGMENT AND WAIVER:

A.    Buyer hereby acknowledges that: Buyer has a duty to pay diligent attention to any material defects that are known to Buyer or can be known to Buyer by utilizing diligent attention and observation.

B.    The disclosures set forth in this statement and in any amendments to this Statement are made only by the Seller and not by any real estate licensee or other party.

C.    Buyer acknowledges that, pursuant to RCW 64.06.050(2), real estate licensees are not liable for inaccurate information provided by Seller, except to the extent that real estate licensees know of such inaccurate information.

D.    This information is for disclosure only and is not intended to be a part of the written agreement between the Buyer and Seller.

E.     Buyer (which term includes all persons signing the “Buyer’s acceptance” portion of this disclosure statement below) has received a copy or this Disclosure Statement (including attachments, if any) bearing Seller’s signature.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DISCLOSURES CONTAINED IN THIS DISCLOSURE STATEMENT ARE PROVIDED BY SELLER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS BUYER AND SELLER OTHERWISE AGREE IN WRITING, BUYER SHALL HAVE THREE (3) BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.

BUYER HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THIS DISCLOSURE STATEMENT AND ACKNOWLEDGES THAT THE DISCLOSURES MADE HEREIN ARE THOSE OF THE SELLER ONLY, AND NOT OF ANY REAL ESTATE LICENSEE OR OTHER PARTY.

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[SIGNATURE PAGE FOLLOWS]

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BUYER:

ZYMOGENETICS, INC.,
a Washington corporation

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “C”

FORM OF DEED

When recorded, return to:

Attn:

SPECIAL WARRANTY DEED

Reference numbers of related documents:

GRANTOR:	BMR-3450 MONTE VILLA PARKWAY LLC,
a Delaware limited liability company

GRANTEE:	,
a

ABBREVIATED LEGAL DESCRIPTION:

LOT 7, QUADRANT MONTE VILLA CENTER, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 54 OF PLATS, PAGES 165 THROUGH 169, INCLUSIVE, RECORDS OF SNOHOMISH COUNTY, WASHINGTON:

Full legal description attached hereto as Exhibit A

TAX PARCEL IDENTIFICATION NUMBER: [                                    ]

SPECIAL WARRANTY DEED

BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company (“Grantor”), conveys and specially warrants to                                 , a                                      (“Grantee”), the following described real property free of encumbrances except as specifically set forth herein:

the real property described in Exhibit “A” attached hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This property is free of encumbrances created or suffered by Grantor, except as specifically set forth in the attached Exhibit “B” attached hereto and made a part hereof. The foregoing conveyance is made subject to that certain Purchase Agreement dated as of June 16, 2017 by and between Grantor and Grantee.

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[SIGNATURE PAGE FOLLOWS]

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“GRANTOR”

BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company

By:
Name
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of	)

On                                 , before me,                                                  , a Notary Public, personally appeared                                              , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A TO DEED

Legal Description

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B TO DEED

Permitted Encumbrances

All Permitted Exceptions, as such term is defined in that certain Purchase Agreement dated as of June 16, 2017 by and between Grantor and Grantee.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “D-1”

[FORM OF]

BILL OF SALE, ASSIGNMENT AND ASSUMPTION

(Monte Villa Parkway Research Center, Bothell, Washington)

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company (“Seller”), hereby sells, transfers, assigns, and conveys to ZymoGenetics, Inc., a Washington corporation (“Buyer”), with respect to the “Property” (as hereinafter defined), the following:

1.    Personal Property. All right, title, and interest of Seller in and to the “Personal Property” (as hereinafter defined).

2.    Intentionally Blank.

3.    Contracts. All right, title, and interest of Seller in and to the “Contracts” (as hereinafter defined).

4.    Other Intangible Property. All right, title, and interest of Seller, to the extent assignable, in and to any other “Intangible Property” (as hereinafter defined) (but excluding the “Leases” (as hereinafter defined)).

This Bill of Sale, Assignment, and Assumption is given pursuant to that certain agreement (the “Purchase Agreement”) dated as of                      , 2017, between Seller and Buyer, providing for, among other matters, the sale of the Property. The covenants, agreements, and limitations (including, but not limited to, the limitations and disclaimers provided in Sections 7.3, 7.4, 8, and 10.2 of the Purchase Agreement) provided in the Purchase Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full. Buyer hereby accepts the foregoing assignment and agrees to assume and discharge, in accordance with the terms thereof, (1) all of the obligations of Seller under the Contracts (to the extent assumed by Buyer at Closing under the Purchase Agreement), to the extent the same arise on or after the date hereof; (2) the obligation to pay all unpaid payments that are credited to Buyer under the proration provisions of the Purchase Agreement; and (3) the Leasing Costs and Seller Leasing Costs relating to the Property that are Buyer’s responsibility under the Purchase Agreement. This Bill of Sale, Assignment, and Assumption shall inure to the benefit of and shall be binding upon Seller and Buyer, and their respective successors and assigns. Such property is conveyed “as is” without warranty or representation. As used herein, the “Closing Date”, “Intangible Property”, “Leases”, “Leasing Costs”, “Seller Leasing Costs”, “Personal Property”, “Property” and “Contracts” shall have the respective meanings set forth for the same in the Purchase Agreement.

D-1-1

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[Signatures Appear on Following Page]

D-2

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This Bill of Sale, Assignment, and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

DATED: As of                     , 2017

SELLER:

BMR-3450 MONTE VILLA PARKWAY LLC,
a Delaware limited liability company

By:
Name:
Title:

BUYER:

ZYMOGENETICS, INC., a Washington corporation

By:
Name:
Title:

D-3

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EXHIBIT “D-2”

[FORM OF]

BILL OF SALE, ASSIGNMENT AND ASSUMPTION

(Monte Villa Parkway Research Center, Bothell, Washington)

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company (“Seller”), hereby sells, transfers, assigns, and conveys to [                                , a                                 ] (“Buyer”), with respect to the “Property” (as hereinafter defined), the following:

1.    Personal Property. All right, title, and interest of Seller in and to the “Personal Property” (as hereinafter defined).

2.    Leases. All right, title, and interest of Seller in and to the “Leases” (as hereinafter defined) (but excluding the “Lease Guaranty” (as hereinafter defined)).

3.    Contracts. All right, title, and interest of Seller in and to the “Contracts” (as hereinafter defined).

4.    Other Intangible Property. All right, title, and interest of Seller, to the extent assignable, in and to any other “Intangible Property” (as hereinafter defined).

This Bill of Sale, Assignment, and Assumption is given pursuant to that certain agreement (the “Purchase Agreement”) dated as of                      , 2017, between Seller and Buyer, providing for, among other matters, the sale of the Property. The covenants, agreements, and limitations (including, but not limited to, the limitations and disclaimers provided in Sections 7.3, 7.4, 8, and 10.2 of the Purchase Agreement) provided in the Purchase Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full. Buyer hereby accepts the foregoing assignment and agrees to assume and discharge, in accordance with the terms thereof, (1) all of the obligations of Seller under the Leases, to the extent the same arise on or after the date hereof; (2) all of the obligations of Seller under the Contracts (to the extent assumed by Buyer at Closing under the Purchase Agreement), to the extent the same arise on or after the date hereof; (3) the obligation to pay all unpaid payments that are credited to Buyer under the proration provisions of the Purchase Agreement; and (4) the Leasing Costs and Seller Leasing Costs relating to the Property that are Buyer’s responsibility under the Purchase Agreement. This Bill of Sale, Assignment, and Assumption shall inure to the benefit of and shall be binding upon Seller and Buyer, and their respective successors and assigns. Such property is conveyed “as is” without warranty or representation. As used herein, the “Closing Date”, “Intangible Property”, “Lease Guaranty”, “Leases”, “Leasing Costs”, “Seller Leasing Costs”, “Personal Property”, “Property” and “Contracts” shall have the respective meanings set forth for the same in the Purchase Agreement.

D-2-1

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[Signatures Appear on Following Page]

D-2-2

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This Bill of Sale, Assignment, and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

DATED: As of                     , 2017

SELLER:

BMR-3450 MONTE VILLA PARKWAY LLC,
a Delaware limited liability company

By:
Name:
Title:

BUYER:

[ ], a[ ]

By:
Name:
Title:

D-2-3

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EXHIBIT “E”

INTENTIONALLY BLANK

E-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “F”

[FORM OF SELLER TITLE CERTIFICATE]

Fidelity National Title Insurance Company	600 University Street Suite 2424 Seattle, WA 98101 Phone: (206) 628-2822 Fax: (877) 295-8019

Order No: [ * ]

OWNER’S AFFIDAVIT

In connection with Commitment No. [ * ] (the “Commitment”), issued by the Title Company (as defined below), by way of this Owner’s Affidavit (this “Certificate”), BMR-3450 Monte Villa Parkway LLC (“Owner”) hereby certifies to Fidelity National Title Insurance Company (“Title Company”), as follows:

1)	To the best of Owner’s knowledge, BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company, owns fee simple title to that certain real property (the “Property”), located in Snohomish County, Washington, which is described on Exhibit A attached hereto.

2)	Owner is duly organized and validly existing under the laws of the State of Delaware, and is in good standing to do business in the state where the Property is located. Owner has taken all necessary action, and has full power and authority to execute and deliver this Certificate and the special warranty deed that is to be recorded in connection with the transaction contemplated under that certain Purchase Agreement, dated as of June 16, 2017, by and between Owner and ZymoGenetics, Inc., a Washington corporation.

3)	To the best of Owner’s knowledge, except as disclosed by the Commitment, there are no tenants with leasehold rights to occupy any portion of the Property, except those listed below.

ZymoGenetics, Inc.

4)	To the best of the Owner’s knowledge, except as disclosed by the Commitment, Owner has not granted any unrecorded mortgages affecting the Property or any part thereof or interest therein, except:

Owner’s Affidavit
WA-AI-OWN (DSI Rev. 06/16/16)	Page 2	Escrow No. : 20374787-416-416

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If none, check here

5)	Owner has not, at any time within [ * ] of the date hereof, contracted for work, services, or labor, or fixtures, apparatus or materials for said Property, for which a mechanic’s lien can be filed against the Property, except for [ * ] for to the extent required by the applicable contract, and except for .

6)	To the best of Owner’s knowledge, except as disclosed by the Commitment, Owner has not received written notice that any real estate taxes or assessments against the Property are currently delinquent.

For purposes of this Certificate, the phrase “[ * ]” shall mean the [ * ] of [ * ] the matter to which such actual knowledge, or the absence thereof, pertains. [ * ] shall have [ * ] under this Owner’s Affidavit.

Owner’s Affidavit
WA-AI-OWN (DSI Rev. 06/16/16)	Page 3	Escrow No. : 20374787-416-416

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Owner executes and delivers this Certificate for the purpose of inducing the Title Company to issue a title insurance policy on the day of closing in conformance with the Commitment.

DATED:                     , 2017

BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company

By:

Name:

Its:

Owner’s Affidavit
WA-AI-OWN (DSI Rev. 06/16/16)	Page 4	Escrow No. : 20374787-416-416

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EXHIBIT A

LEGAL DESCRIPTION

LOT 7, QUADRANT MONTE VILLA CENTER, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 54 OF PLATS, PAGES 165 THROUGH 169, INCLUSIVE, RECORDS OF SNOHOMISH COUNTY, WASHINGTON:

SITUATE IN THE CITY OF BOTHELL, COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

F-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “G”

[FORM OF]

SELLER CLOSING CERTIFICATE

THIS SELLER CLOSING CERTIFICATE (this “Closing Certificate”) is made as of the      day of [                    ], 2017, by BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company (“Seller”), to [                    , a                     ] (“Buyer”).

RECITALS:

A.    Pursuant to that certain Purchase Agreement dated as of June 16, 2017, by and between Seller, [                    ] and Buyer or its respective predecessor-in-interest (together with all amendments and addenda thereto, the “Agreement”), Seller has agreed to sell to Buyer that certain property located in Bothell, Washington.

B.    The Agreement requires the delivery of this Closing Certificate.

NOW THEREFORE, pursuant to the Agreement, Seller does hereby represent and warrant to Buyer that:

1.    Except as specifically set forth below, each and all of the representations and warranties of Seller contained in Section 7.1 of the Agreement are correct, in all material respects, as of the date hereof as if made on and as of the date hereof.

Exceptions: See Exhibit “A” attached and made a part hereof.

2.    This Certificate is subject to the terms and conditions of the Agreement (including, without limitation, all limitations set forth in Sections 7.3, 7.4, 8, and 10.2).

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the undersigned has executed this Closing Certificate as of the day and year first above written.

SELLER:

BMR-3450 MONTE VILLA PARKWAY LLC,
a Delaware limited liability company

By:
Name:
Its:

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EXHIBIT “A”

EXCEPTIONS TO SELLER’S REPRESENTATIONS AND WARRANTIES

[Add exceptions at Closing, including substitution of updated Exhibits and Schedules, as needed.]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “H”

[FORM OF]

BUYER CLOSING CERTIFICATE

THIS BUYER CLOSING CERTIFICATE (this “Closing Certificate”) is made as of the      day of [                    ], 2017 by [                            , a                                 ] (“Buyer”), to BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company (“Seller”).

RECITALS:

A.    Pursuant to that certain Purchase Agreement dated as of June 16, 2017, between Seller and Buyer or its predecessor-in-interest (together with all amendments and addenda thereto, the “Agreement”), Buyer has agreed to purchase from Seller that certain property located in Bothell, Washington.

B.    The Agreement requires the delivery of this Closing Certificate.

NOW THEREFORE, pursuant to the Agreement, Buyer does hereby represent and warrant to Seller that:

1.    Except as specifically set forth below, each and all of the representations and warranties of Buyer contained in Section 7.2 of the Agreement are correct, in all respects, as of the date hereof as if made on and as of the date hereof.

Exceptions: See Exhibit “A” attached and made a part hereof.

2.    This Certificate is subject to the terms and conditions of the Agreement (including, without limitation, all applicable limitations set forth in Sections 7.3, 7.4, and 10.2).

[Signature Appears on Following Page]

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IN WITNESS WHEREOF, the undersigned has executed this Closing Certificate as of the day and year first above written.

BUYER:

a

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “A”

EXCEPTIONS TO BUYER’S REPRESENTATIONS AND WARRANTIES

[Add exceptions at Closing, if any]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “I”

[FORM OF]

FIRPTA CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [                        , a                         ] (“Transferee”) that withholding of tax is not required upon the disposition of a U.S. real property interest by [ * ], a [ * ] (“Transferor”), which is the tax owner by reason of its ownership of BMR-3450 Monte Villa Parkway LLC, Transferor hereby certifies the following:

(a)    Transferor is not a “foreign corporation”, “foreign partnership”, “foreign trust” or “foreign estate” (as those terms are defined in the Code and Treasury Regulations) , and is not otherwise a “foreign person,” as defined in Section 1445 of the Code;

(b)    Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii).

(c)    Transferor’s U.S. employer identification number is [ * ].

(d)    Transferor’s office address is [ * ].

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

[Signature Page Follows]

I-1

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Under penalty of perjury, Transferor declares that Transferor has examined this certification and to the best of Transferor’s knowledge and belief it is true, correct and complete, and Transferor further declare that the individual signing this document on behalf of Transferor has such authority.

[                    ], 2017

[ * ]

By:
Name:
Title:

I-2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “J”

INTENTIONALLY BLANK

J-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “K”

[FORM OF]

LEASE TERMINATION AGREEMENT

THIS LEASE TERMINATION AGREEMENT (this “Agreement”) is entered into as of this      day of [                    ], 2017 (“Execution Date”), by and between BMR-3450 Monte Villa Parkway LLC, a Delaware limited liability company (“Landlord”), and Zymogenetics, Inc., a Washington corporation (“Tenant”).

RECITALS

A.    WHEREAS, Landlord and Tenant entered into that certain Lease, dated as of [ * ] (as the same may have been amended, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3450 Monte Villa Parkway in Bothell, Washington (the “Building”); and

B.    WHEREAS, Landlord and Tenant desire to terminate the Lease in accordance with the following provisions.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.    Lease Termination. Effective as of [                    ], 2017, the Lease is terminated by the consent of Landlord and Tenant (the “Lease Termination”). As of the Lease Termination, the Lease shall be fully and finally surrendered and terminated and shall no longer be of any force or effect, except for those provisions that, by their express terms, survive the expiration or earlier termination of the Lease. Notwithstanding anything to the contrary, Tenant acknowledges and agrees that as of the Lease Termination, (i) [ * ] of Landlord under the Lease (collectively, the “Landlord Lease Obligations”) and (ii) any and all [ * ] under the Lease, including without limitation under [ * ] (collectively, the “[ * ]”), including, in each case, those provisions that, by their express terms, survive the expiration or earlier termination of the Lease, shall terminate and be of no further force or effect.

2.    Memorandum of Lease. In connection with the execution and recordation of that certain Memorandum of Lease (the “Memo of Lease”), by and between Landlord and Tenant, dated as of [ * ], and recorded in the Official Records of the County of Snohomish, Washington (the “Official Records”) on April 22, 2013, as Document No. 201304220468, Landlord and Tenant [ * ]. Promptly after the Lease Termination, Landlord [ * ] Fidelity National Title (the “Escrow Agent”). Tenant and Landlord hereby [ * ] as of the date of the Lease Termination, to [ * ] and to [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.    Reservation of Rights. Notwithstanding any Lease Termination, Landlord does not waive, and hereby reserves, any rights and/or remedies that Landlord may have under the Lease or at law or in equity arising from any default of Tenant under the Lease existing as of the Lease Termination.

4.    Release of Rights. EFFECTIVE AS OF THE LEASE TERMINATION, (I) [ * ] TENANT MAY HAVE UNDER THE LEASE WHETHER ARISING [ * ] THE LEASE TERMINATION AND (II) TENANT HEREBY FULLY AND UNCONDITIONALLY [ * ] AND [ * ], OR [ * ] OF [ * ] AND [ * ] OR [ * ] OF ANY OF THE FOREGOING, OR OTHER PERSONS OR ENTITIES [ * ] OR [ * ] OR [ * ] TENANT OR ANY PARTY CLAIMING BY, THROUGH, OR UNDER TENANT (A “TENANT-RELATED PARTY”) [ * ] OR [ * ] TO THE [ * ] OR THE [ * ] THE [ * ] AND THE [ * ]. THIS RELEASE [ * ] AND [ * ] ACCORDING TO EACH OF ITS EXPRESS TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO [ * ] AND [ * ] AND [ * ].

5.    Waiver of Claims. TENANT HEREBY [ * ] ARISING FROM THE [ * ], INCLUDING WITHOUT LIMITATION, [ * ] AND ANY RIGHTS OR BENEFITS OF [ * ].

INITIALS OF TENANT

6.    Representation of Parties. Each party represents that it has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease or any interest therein, nor made or entered into any agreement that would result in any mechanic’s lien or other claim, demand, obligation, liability, action or cause of action arising from or with respect to the Lease or the Premises.

7.    Attorneys’ Fees. Except as otherwise expressly set forth in this Agreement, each party [ * ] and such [ * ] provided that, if either party commences an action, proceeding, demand, claim, action, cause of action or suit against the other party arising out of or in connection with this Agreement, then the [ * ] incurred by the substantially prevailing party in such action, proceeding, demand, claim, action, cause of action or suit, and in any appeal in connection therewith (regardless of whether the applicable action, proceeding, demand, claim, action, cause of action, suit or appeal is voluntarily withdrawn or dismissed). The foregoing includes [ * ] and [ * ] or in any action or participation in, or in connection with, any case or proceeding under [ * ], or any successor statutes.

8.    Integration. The terms of this Agreement are intended by the parties as a final, complete and exclusive expression of their agreement with respect to the terms that are included in this Agreement, and may not be [ * ] by evidence of any other [ * ].

9.    Successors and Assigns. Each of the covenants, conditions and agreements contained in this Agreement shall inure to the benefit of and shall apply to and be binding upon

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors, assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment and subletting.

10.    Governing Law. This Agreement shall be construed and enforced in accordance with the Laws of the State of [ * ], without giving effect to any principles regarding conflict of laws.

11.    Authority. Tenant guarantees, warrants and represents that the execution and consummation of this Agreement have been duly authorized by all appropriate company action, and the individual or individuals signing this Agreement have the power, authority and legal capacity to sign this Agreement on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

12.    Counterparts; Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Agreement by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart. Notwithstanding the foregoing, upon written request by either party the other party promptly shall deliver an original, executed counterpart of this Agreement to the requesting party.

13.    Amendment. No provision of this Agreement may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant.

14.    Jurisdiction, [ * ]. Tenant and Landlord each irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of Washington and (b) the United States District Court for the Western District of [ * ] for the purposes of any suit, action, or other proceeding arising out of this Agreement or any transaction contemplated hereby. Tenant and Landlord each further agree that service of any process, summons, notice, or document by U.S. certified mail to such party’s respective address set forth above shall be effective service of process for any action, suit, or proceeding in [ * ] with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. TENANT AND LANDLORD EACH [ * ] AND IRREVOCABLY AND UNCONDITIONALLY [ * ] TO THE LAYING OF VENUE OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN (X) THE SUPREME COURT OF THE STATE OF [ * ] AND (Y) THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF [ * ], AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY [ * ] OR [ * ] IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15.    Voluntary Agreement. The parties have read this Agreement and the mutual releases contained in it, and have freely and voluntarily entered into this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.    Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day hereinabove first written.

LANDLORD:

BMR-3450 MONTE VILLA PARKWAY LLC,
a Delaware limited liability company

By:
Name:
Its:

TENANT:

ZYMOGENETICS, INC.,
a Washington corporation

By:
Name:
Its:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of	)

On                             , before me,                                     , a Notary Public, personally appeared                                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[STATE SPECIFIC NOTARY BLOCK FOR TENANT TO BE CONFIRMED BASED ON STATE OF EXECUTION]

State of

County of

On                          before me,                                                                      , (here insert name and title of the officer), personally appeared                                                                          , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                           (Seal)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “L”

[FORM OF]

JOINDER

For value received, the undersigned (the “Joining Party”), hereby joins in the execution of this Agreement for the purpose of acknowledging, agreeing to and confirming the provisions set forth in Section 8.2 of the Agreement, including, without limitation, the releases and waivers set forth therein. The provisions set forth in Section 8.2 of the Agreement, including, without limitation, the releases and waivers set forth therein, (i) shall be binding upon the Joining Party as if such provisions were made directly by the Joining Party as “Buyer” and (ii) may be enforced against the Joining Party and/or Buyer concurrently or successively, in such order as Seller may determine.

ZYMOGENETICS, INC.,
a Washington corporation

By:
Name:
Title:

L-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1.22

LEASES

[ * ]

Schedule 1.22-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1.32

PERSONAL PROPERTY

[ * ]

Schedule 1.32-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 4.4.1

ENVIRONMENTAL REPORTS

[ * ]

Schedule 4.4.1-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5.3.1(b)

LIST OF UNAPPLIED TENANT SECURITY DEPOSITS

[ * ]

Schedule 5.3.1(b) -1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.